FILE NOS. 2-48925 811-2402

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. [ ] Post-Effective Amendment No. 63

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 46 (Check appropriate box or boxes)

JOHN HANCOCK SOVEREIGN BOND FUND

(Exact Name of Registrant as Specified in Charter)

601 Congress Street
Boston, Massachusetts 02210-2805
(Address of Principal Executive Offices)

Registrant's Telephone Number including Area Code
(617) 663-4324

ALFRED P. OUELLETTE, ESQ.
John Hancock Advisers, LLC
601 Congress Street
Boston, Massachusetts 02210-2805
(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)
[   ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on October 1, 2008 pursuant to paragraph (b) of Rule 485
[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[   ] on (date), pursuant to paragraph (a)(1) of Rule 485
[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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PROSPECTUS 10–1–08

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CLASS A, B AND C SHARES

As with all mutual funds, the Securities and Exchange Commission (the SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A John Hancock Income Fund

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Fund summary	Fund details		Your account
A concise look at the fund’s investment	More about topics covered in the		How to place an order to buy, sell or
goal, its main strategies and main risks,	summary section, including descriptions		exchange fund shares, as well as infor-
its past performance and the costs	of the various risk factors that investors		mation about the fund’s business policies
of investing.	should understand before investing.		and any distributions it may pay.

2 Bond Fund	4	Risks of investing	11	Choosing a share class
	7	Who’s who	12	How sales charges are calculated
	9	Financial highlights	12	Sales charge reductions and waivers
			13	Opening an account
			15	Buying shares
			16	Selling shares
			18	Transaction policies
			20	Dividends and account policies
			20	Additional investor services
For more information See back cover
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Fund summary

John Hancock

Bond Fund

Day-to-day investment management: MFC Global Investment Management (U.S.), LLC

Class / Ticker A / JHNBX B / JHBBX C / JHCBX

Goal and strategy

To seek a high level of current income consistent with prudent investment risk.

Under normal market conditions, the fund invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high-yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund’s average maturity.

In managing the fund’s portfolio, the subadviser concentrates on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the subadviser tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively undervalued. The subadviser looks at bonds of all quality levels and maturities from many different issuers, potentially including foreign governments and corporations denominated in U.S. dollars or foreign currencies. The fund will not invest more than 10% of its total assets in securities denominated in foreign currencies.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund’s investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

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Main risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance. The fund’s main risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 4.

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support.

Fixed-income securities risk A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk

Investing in derivatives can magnify losses incurred by the underlying assets.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

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2 Bond Fund – Fund summary

Past performance

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Average annual total returns (%)	1 Year	5 Year	10 Year	Inception
as of 12-31-07				10-1-98
Class A before tax	0.17	3.80	4.96	—
After tax on distributions	–1.67	2.01	2.78	—
After tax on distributions, with sale	0.08	2.18	2.87	—
Class B before tax	–0.81	3.70	4.86	—
Class C before tax	3.17	4.03	—	4.31
Lehman Brothers Government/Credit Bond Index	7.23	4.44	6.01	5.43

Calendar year total returns

These do not include sales charges and would have been lower if they did. They are shown only for Class A and would be different for other classes. How the fund’s returns vary from year to year can give an idea of its risk; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

These include sales charges. Performance of broad-based market indexes is included for comparison. Indexes have no sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class A and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect at the time and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

Investor costs

Shareholder transaction expenses[1] (%)	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases as a % of
purchase price	4.50	—	—
Maximum deferred sales charge (load) as a % of purchase or sale
price, whichever is less	—[2]	5.00	1.00
Annual operating expenses (%)	Class A	Class B	Class C
Management fee	0.50	0.50	0.50
Distribution and service (12b-1) fees	0.30	1.00	1.00
Other expenses	0.25	0.26[3]	0.25
Total fund operating expenses	1.05	1.76[3]	1.75

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class A	Class B		Class C
		Shares sold	Shares kept	Shares sold	Shares kept
1 Year	552	679	179	278	178
3 Years	769	854	554	551	551
5 Years	1,003	1,154	954	949	949
10 Years	1,675	1,886[4]	1,886[4]	2,062	2,062

Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

1	A $4.00 fee will be charged for wire redemptions.

2	Except for investments of $1 million or more; see “How sales charges are calculated.”

3	The fund receives credits from its transfer agent as a result of uninvested cash balances; these credits (which may differ from class to class depending on the number and size of shareholder accounts in the class) are used to reduce a portion of the fund’s transfer agent fees. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, total fund operating expenses would have been 1.75% for Class B.

4	Reflects conversion of Class B shares to Class A shares after eight years.
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Bond Fund – Fund summary 3

Fund details

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Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund is subject to management risk because it relies on the subadviser’s ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see Hedging, derivatives and other strategic transactions), or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invest in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments, or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (S&P), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions, and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadviser intends to monitor the creditworthiness of contract counter-parties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have

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4 Bond Fund – Fund details

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speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

  Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
  Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher- rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.
  Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
  Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could

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Bond Fund – Fund details 5

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result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities, markets and currencies without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty, or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations. A fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in

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6 Bond Fund – Fund details

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CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

These investment strategies and securities are described further in the SAI.

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

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Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation.

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The adviser administers the business and affairs of the fund and retains and compensates an investment subadviser to manage the assets of the fund. As of June 30, 2008, the adviser had total assets under management of approximately $28 billion.

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The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee for Bond Fund

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily assets of the fund.

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Annual
Average Daily Net Assets	Rate
First $1.5 billion	0.50%
Between $1.5 billion and $2 billion	0.45%
Between $2 billion and $2.5 billion	0.40%
Excess over $2.5 billion	0.35%
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During its most recent full fiscal year, the fund paid the following management fee as a percentage of net assets to the investment adviser.

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Bond Fund: 0.50%

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Out of these fees, the investment adviser in turn paid the fees of the subadviser and certain other service providers.

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The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s May 31, 2008 shareholder report.


Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

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MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2008, had total assets under management of approximately $31 billion.


Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Barry H. Evans, CFA

  Joined fund team in 2002
  President and chief fixed-income officer, MFC Global (U.S.) (since 2005)
  Senior vice president, chief fixed-income officer and chief operating officer, John Hancock Advisers, LLC (1986-2005)
  Began business career in 1986

Jeffrey N. Given, CFA

  Joined fund team in 2006
  Vice president, MFC Global (U.S.) (since 2005)
  Second vice president, John Hancock Advisers, LLC (1993–2005)
  Began business career in 1993

Howard C. Greene, CFA

  Joined fund team in 2002
  Senior vice president, MFC Global (U.S.) (since 2005)
  Senior vice president, John Hancock Advisers, LLC (2002–2005)
  Began business career in 1979

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

The Bank of New York One Wall Street New York, NY 10286

Bond Fund – Fund details 7

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

8 Bond Fund – Fund details

Financial highlights

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These tables detail the financial performance of Class A, B and C shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of May 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Class A Shares
Per share operating performance	period ended	5-31-04	5-31-05	5-31-06	5-31-07	5-31-08
Net asset value, beginning of year		$15.69	$14.98	$15.30	$14.51	$14.75
Net investment income[1]		0.70	0.67	0.68	0.75	0.81
Net realized and unrealized gain (loss) on investments		(0.65)	0.38	(0.74)	0.26	(0.43)
Total from investment operations		0.05	1.05	(0.06)	1.01	0.38
Less distributions
From net investment income		(0.76)	(0.73)	(0.72)	(0.77)	(0.82)
From capital paid-in		—	—	(0.01)	—	—
Total distributions		(0.76)	(0.73)	(0.73)	(0.77)	(0.82)
Net asset value, end of year		$14.98	$15.30	$14.51	$14.75	$14.31
Total return[2] (%)		0.31	7.11[3]	(0.45)[3]	7.08	2.57
Ratios and supplemental data
Net assets, end of year (in millions)		$1,047	$1,012	$899	$870	$824
Ratios (as a percentage of average net assets):
Expenses before reductions		1.09	1.06	1.08	1.05	1.05
Expenses net of all fee waivers, if any		1.09	1.05	1.07	1.05	1.05
Expenses net of all fee waivers and credits		1.09	1.05	1.07	1.05	1.05
Net investment income		4.55	4.41	4.56	5.11	5.54
Portfolio turnover (%)		241	139	135	106	90

Class B Shares
Per share operating performance	period ended	5-31-04	5-31-05	5-31-06	5-31-07	5-31-08
Net asset value, beginning of year		$15.69	$14.98	$15.30	$14.51	$14.75
Net investment income[1]		0.59	0.57	0.58	0.65	0.71
Net realized and unrealized gain (loss) on investments		(0.65)	0.37	(0.74)	0.26	(0.43)
Total from investment operations		(0.06)	0.94	(0.16)	0.91	0.28
Less distributions
From net investment income		(0.65)	(0.62)	(0.62)	(0.67)	(0.72)
From capital paid-in		—	—	(0.01)	—	—
Total distributions		(0.65)	(0.62)	(0.63)	(0.67)	(0.72)
Net asset value, end of year		$14.98	$15.30	$14.51	$14.75	$14.31
Total return[2] (%)		(0.39)	6.37[3]	(1.14)[3]	6.33	1.86[3]
Ratios and supplemental data
Net assets, end of year (in millions)		$164	$128	$87	$59	$42
Ratios (as a percentage of average net assets):
Expenses before reductions		1.79	1.76	1.78	1.75	1.76
Expenses net of all fee waivers, if any		1.79	1.75	1.77	1.75	1.76
Expenses net of all fee waivers and credits		1.79	1.75	1.77	1.75	1.75
Net investment income		3.84	3.70	3.84	4.40	4.82
Portfolio turnover (%)		241	139	135	106	90

Bond Fund – Fund details 9

Financial highlights, continued
 Class C Shares
Per share operating performance	period ended	5-31-04	5-31-05	5-31-06	5-31-07	5-31-08
Net asset value, beginning of year		$15.69	$14.98	$15.30	$14.51	$14.75
Net investment income[1]		0.59	0.57	0.58	0.65	0.71
Net realized and unrealized gain (loss) on investments		(0.64)	0.37	(0.74)	0.26	(0.43)
Total from investment operations		(0.05)	0.94	(0.16)	0.91	0.28
Less distributions
From net investment income		(0.66)	(0.62)	(0.62)	(0.67)	(0.72)
From capital paid-in		—	—	(0.01)	—	—
Total distributions		(0.66)	(0.62)	(0.63)	(0.67)	(0.72)
Net asset value, end of year		$14.98	$15.30	$14.51	$14.75	$14.31
Total return[2] (%)		(0.39)	6.37[3]	(1.14)[3]	6.33	1.86
Ratios and supplemental data
Net assets, end of year (in millions)		$32	$28	$24	$23	$29
Ratios (as a percentage of average net assets):
Expenses before reductions		1.79	1.76	1.78	1.75	1.75
Expenses net of all fee waivers, if any		1.79	1.75	1.77	1.75	1.75
Expenses net of all fee waivers and credits		1.79	1.75	1.77	1.75	1.75
Net investment income		3.84	3.71	3.86	4.41	4.86
Portfolio turnover (%)		241	139	135	106	90

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.


10 Bond Fund – Fund details

Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

  A front-end sales charge, as described in the section “How sales charges are calculated.”
  Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

  No front-end sales charge; all your money goes to work right away for you.
  Distribution and service (Rule 12b-1) fees of 1.00%.
  A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”
  Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

  No front-end sales charge; all your money goes to work right away for you.
  Distribution and service (Rule 12b-1) fees of 1.00%.
  A 1.00% CDSC on shares sold within one year of purchase.
  No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

  directly, by the payment of sales commissions, if any; and
  indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

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Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John


Bond Fund – Your account 11


Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per each participant rollover into a John Hancock fund for facilitating the transaction.


How sales charges are calculated

Class A sales charges are as follows:
	As a % of	As a % of
Your investment	offering price*	your investment
Up to $99,999	4.50%	4.71%
$100,000 – $249,999	3.75%	3.90%
$250,000 – $499,999	2.75%	2.83%
$500,000 – $999,999	2.00%	2.04%
$1,000,000 and over	See below

* Offering price is the net asset value per share plus any initial sales charge.


You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class T, Class ADV, all Class R shares, Class I2 or Class I shares of John Hancock open-end mutual funds. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan, or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial Sales Charge on Class A Shares” in the fund’s SAI. You may request a SAI from your broker or financial adviser, access the funds’ Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.


Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million+ investments

CDSC on shares
Your investment	being sold
First $1M – $4,999,999	1.00%
Next $1 – $5M above that	0.50%
Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges
Years after purchase	CDSC
1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C deferred charges
Years after purchase	CDSC
1st year	1.00%
After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

  Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.


  Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a fund’s Class A and Class T shares during the next 13 months. The calculation of this amount would include accumula- tions and combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your


12 Bond Fund – Your account

  shares, your sales charges will be recalculated to reflect your actualpurchase level. Also available for individual retirement plan investorsis a 48-month Letter of Intention, described in the SAI.
  Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

  to make payments through certain systematic withdrawal plans certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs redemptions pursuant to the fund’s right to liquidate an account less than $1,000 redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock to make certain distributions from a retirement plan
  because of shareholder death or disability


  rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts


To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

  selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)
  financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the distributor fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)
  individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR- SEP invested in John Hancock funds directly to a Roth IRA individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR- SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)
  participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)
  certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs


  terminating participants rolling over assets held in a pension, profit- sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds, including subsequent investments individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account


To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

  exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)
  dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the fund are as follows:

non-retirement account: $1,000

retirement account: $500; there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment group investments: $250

Monthly Automatic Accumulation Program (MAAP): $25 to open; you must invest at least $25 a month there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

Bond Fund – Your account 13

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

14 Bond Fund – Your account

Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John	• Make out a check for the investment amount, payable to “John
Hancock Signature Services, Inc.”	Hancock Signature Services, Inc.”
• Deliver the check and your completed application to your financial	• Fill out the detachable investment slip from an account statement. If
representative, or mail them to Signature Services (address below).	no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.
• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an	• Log on to the Web site below to process exchanges between funds.
exchange.	• Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative, or	• Obtain wiring instructions by calling Signature Services.
mail it to Signature Services.	• Instruct your bank to wire the amount of your investment. Specify the
• Obtain your account number by calling your financial representative or	fund name, the share class, your account number and the name(s) in
Signature Services.	which the account is registered. Your bank may charge a fee to wire
• Obtain wiring instructions by calling Signature Services.	funds.
• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”	• Verify that your bank or credit union is a member of the Automated
Clearing House (ACH) system.
• Complete the “Bank information” section on your account application.
• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”	• Verify that your bank or credit union is a member of the ACH system.
• Complete the “To purchase, exchange or redeem shares via
telephone” and “Bank information” sections on your account
application.
• Call EASI-Line for automated service.
• Call your financial representative or call Signature Services between
8:00 A.M. and 7:00 P.M., Eastern Time on most business days.

To open or add to an account using the Monthly Automatic Accumulation
Program, see “Additional investor services.”
Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

Bond Fund – Your account 15

Selling shares

To sell some or all of your shares

By letter
• Accounts of any type.	• Write a letter of instruction or complete a stock power indicating the
• Sales of any amount.	fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
• Include all signatures and any additional documents that may be required (see next page).
• Mail the materials to Signature Services (address below).
• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts.	• Log on to the Web site below to initiate redemptions from your fund.
• Sales of up to $100,000.

By phone
• Most accounts.	• Call EASI-Line for automated service.
• Sales of up to $100,000.	• Call your financial representative or call Signature Services between
8:00 A.M. and 7:00 P.M., Eastern Time on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount.	• To verify that the Internet or telephone redemption privilege is in place
• Requests by Internet or phone to sell up to $100,000.	on an account, or to request the form to add it to an existing account, call Signature Services.
• Funds requested by wire will be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.
• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type.	• Obtain a current prospectus for the fund into which you are
• Sales of any amount.	exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.
• Log on to the Web site below to process exchanges between your funds.
• Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.
Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

16 Bond Fund – Your account

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  your address of record has changed within the past 30 days;
  you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with JohnHancock); or
  you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint or UGMA/UTMA accounts (custodial	• Letter of instruction.
accounts for minors)	• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.
• Medallion signature guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or	• Letter of instruction.
association accounts	• Corporate business/organization resolution, certified within the past
12 months or a John Hancock funds business/organization
certification form.
• On the letter and the resolution, the signature of the person(s)
authorized to sign for the account.
• Medallion signature guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction.
• On the letter, the signature(s) of the trustee(s).
• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.
• Medallion signature guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a deceased	• Letter of instruction signed by surviving tenant.
co-tenant(s)	• Copy of death certificate.
• Medallion signature guarantee, if applicable (see above).
• Inheritance tax waiver, if applicable.

Executors of shareholder estates	• Letter of instruction signed by executor.
• Copy of order appointing executor, certified within the past 12 months.
• Medallion signature guarantee, if applicable (see above).
• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account	• Call Signature Services for instructions.
types not listed above
Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-800-225-5291
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-338-8080
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

Bond Fund – Your account 17

Transaction policies

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Valuation of shares

The NAV per share for each class of shares of the fund is determined at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time) on each business day that the New York Stock Exchange is open. Securities held by the fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, securities held by the fund are valued at fair value as determined in good faith by the Board of Trustees. Any actions of the Pricing Committee, as the Board’s designee, are subject to oversight by the Board. Money market instruments with a remaining maturity of 60 days or less held by the fund are valued on an amortized cost basis.

Generally, trading in non-U.S. securities, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the NAV of the fund’s shares are generally determined as of such times. If market quotations or official closing prices are not readily available or are deemed unreliable, a security will be valued by a method that the Trustees (or the Pricing Committee as their designee) believe accurately reflects its fair value. Market price may be deemed unreliable, for example, if a security is thinly traded or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees (or the Pricing Committee as their designee) may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is calculating its NAV or when a designated index changes by a certain percentage. In such circumstances, the fund may use a pricing service that employs fair value model pricing in valuing foreign securities held by the fund. In view of these factors, it is likely that a fund investing significant amounts of assets in securities that are primarily traded on foreign markets will be fair valued more frequently than a fund investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers. In addition, the value of such securities (and, therefore, the NAV of a fund that holds them) may change significantly on days when shareholders will not be able to purchase or redeem a fund’s shares.

Fair value pricing of securities is intended to help ensure that the NAV of the fund’s shares reflects the value of the fund’s securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. Fair value pricing of securities also involves the risk that the fund’s valuation of an investment may be higher or lower than the price the investment might actually command if the fund sold it.

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Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or residential addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may cancel or change its exchange policies at any time upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in

18 Bond Fund – Your account

the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

Pursuant to the policies and procedures adopted by the Board of Trustees, the fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agents is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

  A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
  A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares,” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks

Bond Fund – Your account 19

would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certiicated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

  after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance after any changes of name or address of the registered owner(s)
  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continues through the day your shares are actually sold.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If you draw down your account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

  Complete the appropriate parts of your account application.
  If you are using MAAP to open an account, make out a check for your first investment amount payable to “John Hancock Signature Services, Inc.” in an amount satisfying the applicable minimum initial investment requirements specified in the section “Opening an account.” Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

  Make sure you have at least $5,000 worth of shares in your account.
  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).
  Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
  Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.
  Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

20 Bond Fund – Your account

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the SAI for more information regarding these restrictions.

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Disclosure of fund holdings

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The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com

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On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 30 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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Bond Fund – Your account 21

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund, and includes a summary of the fund’s policy regarding
disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is
incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

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By mail: John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510
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By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required): Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090.

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2008 JOHN HANCOCK FUNDS, LLC 210PN 10/08 SEC file number: 811-02402

John Hancock Funds, LLC MEMBER FINRA 601 Congress Street Boston, MA 02210-2805 www.jhfunds.com

Electronic delivery now available at www.jhfunds.com/edelivery

John Hancock Bond Fund

CLASS I SHARES

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PROSPECTUS

10–1–08

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As with all mutual funds, the Securities and Exchange Commission (the SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A John Hancock Income Fund

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Fund summary	Fund details		Your account
A concise look at the fund’s investment	More about topics covered in the		How to place an order to buy, sell or
goal, its main strategies and main risks,	summary section, including descriptions		exchange fund shares, as well as infor-
its past performance and the costs	of the various risk factors that investors		mation about the fund’s business policies
of investing.	should understand before investing.		and any distributions it may pay.

2 Bond Fund	4	Risks of investing	10	Who can buy shares
	7	Who’s who	10	Opening an account
	9	Financial highlights	11	Buying shares
			12	Selling shares
			14	Transaction policies
			16	Dividends and account policies
			16	Additional investor services
For more information See back cover
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Fund summary

John Hancock Bond Fund Day-to-day investment management: MFC Global Investment Management (U.S.), LLC Class / Ticker I / JHBIX

Goal and strategy

To seek a high level of current income consistent with prudent investment risk.

Under normal market conditions, the fund invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high-yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund’s average maturity.

In managing the fund’s portfolio, the subadviser concentrates on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the subadviser tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively undervalued. The subadviser looks at bonds of all quality levels and maturities from many different issuers, potentially including foreign governments and corporations denominated in U.S. dollars or foreign currencies. The fund will not invest more than 10% of its total assets in securities denominated in foreign currencies.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund’s investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

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Main risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance. The fund’s main risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 4.

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support.

Fixed-income securities risk A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk

Investing in derivatives can magnify losses incurred by the underlying assets.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

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2 Bond Fund – Fund summary

Past performance

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Average annual total returns[1] (%)	1 Year	5 Year	10 Year
as of 12-31-07
Class I before tax	5.34	5.22	5.89
After tax on distributions	3.25	3.25	3.60
After tax on distributions, with sale	3.44	3.30	3.62
Lehman Brothers Government/Credit Bond Index	7.23	4.44	6.01

Calendar year total returns

They are shown only for Class I and would be different for other classes. How the fund’s returns vary from year to year can give an idea of its risk; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

Performance of broad-based market indexes is included for comparison. Indexes have no sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class I and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect at the time and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

1	November 9, 1973 is the inception date for the Class A shares. Class I shares were first offered on September 4, 2001; the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class I shares.

Investor costs

Annual operating expenses (%)	Class I
Management fee	0.50
Other expenses	0.12
Total fund operating expenses	0.62

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class I
1 Year	63
3 Years	199
5 Years	346
10 Years	774
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Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

Bond Fund – Fund summary 3

Fund details
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Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund is subject to management risk because it relies on the subadviser’s ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see Hedging, derivatives and other strategic transactions), or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invest in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments, or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (S&P), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions, and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadviser intends to monitor the creditworthiness of contract counter-parties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have

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speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

  Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
  Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher- rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.
  Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
  Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could

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result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities, markets and currencies without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty, or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations. A fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in

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CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

These investment strategies and securities are described further in the SAI.

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates an investment subadviser to manage the assets of the fund. As of June 30, 2008, the adviser had total assets under management of approximately $28 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee for Bond Fund

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily assets of the fund.

Annual
Average Daily Net Assets	Rate
First $1.5 billion	0.50%
Between $1.5 billion and $2 billion	0.45%
Between $2 billion and $2.5 billion	0.40%
Excess over $2.5 billion	0.35%

During its most recent full fiscal year, the fund paid the following management fee as a percentage of net assets to the investment adviser.

Bond Fund: 0.50%

Out of these fees, the investment adviser in turn paid the fees of the subadviser and certain other service providers.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s May 31, 2008 shareholder report.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2008, had total assets under management of approximately $31 billion.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Barry H. Evans, CFA

  Joined fund team in 2002
  President and chief fixed-income officer, MFC Global (U.S.) (since 2005)
  Senior vice president, chief fixed-income officer and chief operating officer, John Hancock Advisers, LLC (1986-2005)
  Began business career in 1986

Jeffrey N. Given, CFA

  Joined fund team in 2006
  Vice president, MFC Global (U.S.) (since 2005)
  Second vice president, John Hancock Advisers, LLC (1993–2005)
  Began business career in 1993

Howard C. Greene, CFA

  Joined fund team in 2002
  Senior vice president, MFC Global (U.S.) (since 2005)
  Senior vice president, John Hancock Advisers, LLC (2002–2005)
  Began business career in 1979

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

The Bank of New York One Wall Street New York, NY 10286

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Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

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8 Bond Fund – Fund details

Financial highlights

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This table details the financial performance of Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of May 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Class I Shares
Per share operating performance	period ended	5-31-04	5-31-05	5-31-06	5-31-07	5-31-08
Net asset value, beginning of year		$15.69	$14.98	$15.30	$14.51	$14.74
Net investment income[1]		0.76	0.73	0.75	0.81	0.88
Net realized and unrealized gain (loss) on investments		(0.64)	0.38	(0.74)	0.25	(0.43)
Total from investment operations		0.12	1.11	0.01	1.06	0.45
Less distributions
From net investment income		(0.83)	(0.79)	(0.79)	(0.83)	(0.88)
From capital paid-in		—	—	(0.01)	—	—
Total distributions		(0.83)	(0.79)	(0.80)	(0.83)	(0.88)
Net asset value, end of year		$14.98	$15.30	$14.51	$14.74	$14.31
Total return[2] (%)		0.78	7.55	(0.01)	7.53	3.01
Ratios and Supplemental Data
Net assets, end of year (in millions)		$5	$5	$5	$5	$22
Ratios (as a percentage of average net assets):
Expenses before reductions		0.63	0.65	0.64	0.62	0.62
Expenses net of all fee waivers, if any		0.63	0.65	0.64	0.62	0.62
Expenses net of all fee waivers and credits		0.63	0.65	0.64	0.62	0.62
Net investment income		4.98	4.82	4.99	5.54	6.08
Portfolio turnover (%)		241	139	135	106	90

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

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Bond Fund – Fund details 9

Your account

Who can buy shares

Class I shares are offered without any sales charge to certain types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares — See “Opening an account”:

  Retirement and other benefit plans
  Endowment funds and foundations
  Any state, county or city, or its instrumentality, department, authority or agency
  Accounts registered to insurance companies, trust companies and bank trust departments
  Investment companies, both affiliated and not affiliated with the adviser
  Investors who participate in fee-based, wrap and other investment platform programs
  Any entity that is considered a corporation for tax purposes
  Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not pay sales commissions or 12b-1 fees, however, certain financial intermediaries (firms) may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible, by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 1-888-972-8696.

5	Make your initial investment using the table on the next page.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

10 Bond Fund – Your account

Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John	• Make out a check for the investment amount, payable to “John
Hancock Signature Services, Inc.”	Hancock Signature Services, Inc.”
• Deliver the check and your completed application to your financial	• If your account statement has a detachable investment slip, please
representative, or mail them to Signature Services (address below).	complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.
• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an	• You may exchange Class I shares for other Class I shares or Money
exchange.	Market Class A shares.
• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative, or	• Obtain wiring instructions by calling Signature Services.
mail it to Signature Services.
• Obtain your account number by calling your financial representative or
Signature Services.
• Obtain wiring instructions by calling Signature Services.
• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
• See “By exchange” and “By wire.”	• Verify that your bank or credit union is a member of the ACH system.
• Complete the “To purchase, exchange or redeem shares via
telephone” and “Bank information” sections on your account
application.
• Call your financial representative or call Signature Services between
8:30 A.M. and 5:00 P.M., Eastern Time on most business days.
Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-888-972-8696
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-597-1897
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

Bond Fund – Your account 11

Selling shares

To sell some or all of your shares

By letter
• Sales of any amount.	• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
• Include all signatures and any additional documents that may be required (see next page).
• Mail the materials to Signature Services (address below).
• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.
• Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By phone
Amounts up to $100,000:	• Redemption proceeds of up to $100,000 may be sent by wire or by
• Most accounts	check. A check will be mailed to the exact name(s) and address on the account.
Amounts up to $5 million:
• To place your request with a representative at John Hancock Funds, call
• Available to the following types of accounts: custodial accounts held	Signature Services between 8:30 A.M. and 5:00 P.M., Eastern Time on
by banks, trust companies or broker-dealers; endowments and	most business days, or your financial representative.
foundations; corporate accounts; group retirement plans; and pension
accounts (excluding IRAs, 403(b) plans and all John Hancock custodial	• Redemption proceeds exceeding $100,000 must be wired to your
retirement accounts).	designated bank account.
• Redemption proceeds exceeding $100,000 and sent by check will require a letter of instruction with a Medallion signature guarantee.
Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount.	• To verify that the telephone redemption privilege is in place on an
• Qualified requests by phone to sell to $5 million (accounts with	account, or to request the form to add it to an existing account, call
telephone redemption privileges).	Signature Services.
• Amounts of $5 million or more will be wired on the next business day.
• Amounts up to $100,000 may be sent by EFT or by check. Funds from
EFT transactions are generally available by the second business day.
Your bank may charge a fee for this service.

By exchange
• Sales of any amount.	• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.
• You may only exchange Class I shares for other Class I shares or Money
Market fund Class A shares.
• Call your financial representative or Signature Services to request an exchange.
Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-888-972-8696
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-597-1897
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

12 Bond Fund – Your account

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  your address of record has changed within the past 30 days;
  you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);
  you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or
  you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint or UGMA/UTMA accounts (custodial	• Letter of instruction.
accounts for minors)	• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.
• Medallion signature guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or	• Letter of instruction.
association accounts	• Corporate business/organization resolution, certified within the past
12 months or a John Hancock funds business/organization
certification form.
• On the letter and the resolution, the signature of the person(s)
authorized to sign for the account.
• Medallion signature guarantee, if applicable (see above).

Owners or trustees of trust accounts	• Letter of instruction.
• On the letter, the signature(s) of the trustee(s).
• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.
• Medallion signature guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a deceased	• Letter of instruction signed by surviving tenant.
co-tenant(s)	• Copy of death certificate.
• Medallion signature guarantee, if applicable (see above).
• Inheritance tax waiver, if applicable.

Executors of shareholder estates	• Letter of instruction signed by executor.
• Copy of order appointing executor, certified within the past 12 months.
• Medallion signature guarantee, if applicable (see above).
• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account	• Call Signature Services for instructions.
types not listed above
Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-888-972-8696
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-597-1897
P.O. Box 9510	164 Corporate Drive
Portsmouth, NH 03802-9510	Portsmouth, NH 03801

Bond Fund – Your account 13

Transaction policies


Valuation of shares

The NAV per share for each class of shares of the fund is determined at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time) on each business day that the New York Stock Exchange is open. Securities held by the fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, securities held by the fund are valued at fair value as determined in good faith by the Board of Trustees. Any actions of the Pricing Committee, as the Board’s designee, are subject to oversight by the Board. Money market instruments with a remaining maturity of 60 days or less held by the fund are valued on an amortized cost basis.

Generally, trading in non-U.S. securities, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the NAV of the fund’s shares are generally determined as of such times. If market quotations or official closing prices are not readily available or are deemed unreliable, a security will be valued by a method that the Trustees (or the Pricing Committee as their designee) believe accurately reflects its fair value. Market price may be deemed unreliable, for example, if a security is thinly traded or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees (or the Pricing Committee as their designee) may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is calculating its NAV or when a designated index changes by a certain percentage. In such circumstances, the fund may use a pricing service that employs fair value model pricing in valuing foreign securities held by the fund. In view of these factors, it is likely that a fund investing significant amounts of assets in securities that are primarily traded on foreign markets will be fair valued more frequently than a fund investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers. In addition, the value of such securities (and, therefore, the NAV of a fund that holds them) may change significantly on days when shareholders will not be able to purchase or redeem a fund’s shares.

Fair value pricing of securities is intended to help ensure that the NAV of the fund’s shares reflects the value of the fund’s securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. Fair value pricing of securities also involves the risk that the fund’s valuation of an investment may be higher or lower than the price the investment might actually command if the fund sold it.


Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or residential addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A shares, shares may only be exchanged back to Class I shares.

The fund may change or cancel their exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Under certain circumstances, an investor who purchases Class I Shares in the fund, pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A Shares also owned by the investor in the same fund to Class I Shares of that fund. Conversion of Class A Shares to Class I Shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio or otherwise not be in the fund’s best interest in

14 Bond Fund – Your account

light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

Pursuant to the policies and procedures adopted by the Board of Trustees, the fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agents is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

  A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
  A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair

Bond Fund – Your account 15

valued as discussed under “Valuation of shares,” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certiicated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

  after every transaction (except a dividend reinvestment) that affects your account balance after any changes of name or address of the registered owner(s)
  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continues through the day your shares are actually sold.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services


Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com


On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 30 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.


16 Bond Fund – Your account

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund, and includes a summary of the fund’s policy regarding
disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is
incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com
By mail: John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510
By EASI-Line: 1-800-597-1897

By phone: 1-888-972-8696

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required): Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090.


2008 JOHN HANCOCK FUNDS, LLC 21IPN 10/08 SEC file number: 811-02402


John Hancock Funds, LLC MEMBER FINRA 601 Congress Street Boston, MA 02210-2805 www.jhfunds.com

Electronic delivery now available at www.jhfunds.com/edelivery


PROSPECTUS 10–1–08


CLASS R1 SHARES

As with all mutual funds, the Securities and Exchange Commission (the SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A John Hancock Income Fund

Fund summary	Fund details		Your account
A concise look at the fund’s investment	More about topics covered in the		How to place an order to buy, sell or
goal, its main strategies and main risks,	summary section, including descriptions		exchange fund shares, as well as infor-
its past performance and the costs	of the various risk factors that investors		mation about the fund’s business policies
of investing.	should understand before investing.		and any distributions it may pay.

2 Bond Fund	4	Risks of investing	10	Who can buy shares
	7	Who’s who	10	Class cost structure
	9	Financial highlights	10	Opening an account
			11	Information for plan participants
			11	Transaction policies
			13	Dividends and account policies
			13	Additional investor services
For more information See back cover

Fund summary

John Hancock

Bond Fund

Day-to-day investment management: MFC Global Investment Management (U.S.), LLC

Class / Ticker R1 / JHBRX

Goal and strategy

To seek a high level of current income consistent with prudent investment risk.

Under normal market conditions, the fund invests at least 80% of its assets in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of assets in high-yield bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund’s average maturity.

In managing the fund’s portfolio, the subadviser concentrates on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the subadviser tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the subadviser uses bottom-up research to find securities that appear comparatively undervalued. The subadviser looks at bonds of all quality levels and maturities from many different issuers, potentially including foreign governments and corporations denominated in U.S. dollars or foreign currencies. The fund will not invest more than 10% of its total assets in securities denominated in foreign currencies.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may invest in mortgage-related securities and certain other derivatives (investments whose value is based on indexes, securities or currencies). The fund’s investments in U.S. government and agency securities may or may not be supported by the full faith and credit of the United States.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


Main risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance. The fund’s main risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 4.

Active management risk The fund team’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support.

Fixed-income securities risk A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk

Investing in derivatives can magnify losses incurred by the underlying assets.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.


2 Bond Fund – Fund summary

Past performance


Average annual total returns[1] (%)	1 Year	5 Year	10 Year
as of 12-31-07
Class R1 before tax	3.90	4.24	4.93
After tax on distributions	2.33	2.60	2.84
After tax on distributions, with sale	2.51	2.66	2.91
Lehman Brothers Government/Credit Bond Index	7.23	4.44	6.01

Calendar year total returns

They are shown only for Class R1 and would be different for other classes. How the fund’s returns vary from year to year can give an idea of its risk; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

Performance of broad-based market indexes is included for comparison. Indexes have no sales charges and you cannot invest in them directly. All figures assume dividend reinvestment.

After-tax returns These are shown only for Class R1 and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect at the time and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

1	November 9, 1973 is the inception date for the Class A shares. Class R1 shares were first offered on August 5, 2003; the returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class R1 shares.

Investor costs

Annual operating expenses (%)	Class R1
Management fee	0.50
Distribution and service (12b-1) fees	0.50
Service plan fee[2]	0.09
Other expenses	0.25
Total fund operating expenses	1.34

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class R1
1 Year	136
3 Years	425
5 Years	734
10 Years	1,613

Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

2	Under the service plan, the fund may pay a fee of up to 0.25% for certain other services to retirement plans or participants. Service plan fees shown are actual fees paid for the previous fiscal year.
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Bond Fund – Fund summary 3

Fund details
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Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund is subject to management risk because it relies on the subadviser’s ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see Hedging, derivatives and other strategic transactions), or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invest in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments, or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (S&P), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions, and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadviser intends to monitor the creditworthiness of contract counter-parties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have

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4 Bond Fund – Fund details

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speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

  Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
  Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher- rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.
  Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
  Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could

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Bond Fund – Fund details 5

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result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities, markets and currencies without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty, or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations. A fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in

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CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

These investment strategies and securities are described further in the SAI.

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates an investment subadviser to manage the assets of the fund. As of June 30, 2008, the adviser had total assets under management of approximately $28 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee for Bond Fund

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily assets of the fund.

Annual
Average Daily Net Assets	Rate
First $1.5 billion	0.50%
Between $1.5 billion and $2 billion	0.45%
Between $2 billion and $2.5 billion	0.40%
Excess over $2.5 billion	0.35%

During its most recent full fiscal year, the fund paid the following management fee as a percentage of net assets to the investment adviser.

Bond Fund: 0.50%

Out of these fees, the investment adviser in turn paid the fees of the subadviser and certain other service providers.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s May 31, 2008 shareholder report.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2008, had total assets under management of approximately $31 billion.

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Barry H. Evans, CFA

  Joined fund team in 2002
  President and chief fixed-income officer, MFC Global (U.S.) (since 2005)
  Senior vice president, chief fixed-income officer and chief operating officer, John Hancock Advisers, LLC (1986-2005)
  Began business career in 1986

Jeffrey N. Given, CFA

  Joined fund team in 2006
  Vice president, MFC Global (U.S.) (since 2005)
  Second vice president, John Hancock Advisers, LLC (1993–2005)
  Began business career in 1993

Howard C. Greene, CFA

  Joined fund team in 2002
  Senior vice president, MFC Global (U.S.) (since 2005)
  Senior vice president, John Hancock Advisers, LLC (2002–2005)
  Began business career in 1979

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

The Bank of New York One Wall Street New York, NY 10286

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Bond Fund – Fund details 7

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Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

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8 Bond Fund – Fund details

Financial highlights

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This table details the financial performance of Class R1 shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of May 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The report of PricewaterhouseCoopers LLP is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Class R1 Shares
Per share operating performance	period ended	5-31-04[1]	5-31-05	5-31-06	5-31-07	5-31-08
Net asset value, beginning of year		$14.93	$14.98	$15.30	$14.51	$14.74
Net investment income[2]		0.54	0.67	0.59	0.65	0.77
Net realized and unrealized gain (loss) on investments		0.10	0.36	(0.75)	0.26	(0.42)
Total from investment operations		0.64	1.03	(0.16)	0.91	0.35
Less distributions
From net investment income		(0.59)	(0.71)	(0.62)	(0.68)	(0.71)
From capital paid-in		—	—	(0.01)	—	—
Total distributions		(0.59)	(0.71)	(0.63)	(0.68)	(0.71)
Net asset value, end of year		$14.98	$15.30	$14.51	$14.74	$14.38
Total return[3] (%)		4.30[4]	7.02	(1.09)	6.38	2.30
Ratios and Supplemental Data
Net assets, end of year (in millions)		—[5]	—[5]	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions		1.38[6]	1.12	1.76	1.72	1.34
Expenses net of all fee waivers, if any		1.38[6]	1.12	1.76	1.72	1.34
Expenses net of all fee waivers and credits		1.38[6]	1.12	1.76	1.72	1.34
Net investment income		4.40[6]	4.44	3.95	4.45	5.30
Portfolio turnover (%)		241	139	135	106	90

1	Class R1 shares began operations on 8-5-03.

2	Based on the average of the shares outstanding.

3	Assumes dividend reinvestment and does not reflect the effect of sales charges.

4	Not annualized.

5	Less than $500,000.

6	Annualized.

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Bond Fund – Fund details 9

Your account

Who can buy shares

Class R1 shares are available to certain types of investors, as noted below:

  Qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the Code)(529 Plans) distributed by John Hancock or one of its affiliates.
  Retirement Plans including pension, profit sharing and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.
  Class R1 shares are available only to Retirement Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).
  Retirement Plans and other plans (except 529 Plans) not currently invested in Class A, B and C shares, which are described in a separate prospectus, may only invest in Class R1 shares.

Class R1 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.

Class cost structure

The Class R1 shares of the fund are sold without any front-end or deferred sales charges. Class R1 shares have a Rule 12b-1 plan and a separate service plan. Under the Rule 12b-1 plan, the fund pays a fee of up to 0.50% for the sale, distribution and service of its shares. Under the service plan, which authorizes the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans, the fund may pay a service fee of up to 0.25% of the fund’s average daily net assets.

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

• directly, by the payment of sales commissions, if any; and

• indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible, referring to “Who can buy shares.”

3	Eligible Retirement Plans generally may open an account and purchase Class R1 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R1 shares of the fund.

Additional shares may be purchased through a Retirement Plan’s administrator or record keeper. There is no minimum initial investment to purchase Class R1 shares.

10 Bond Fund – Your account

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Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides record-keeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R1 shares of the fund.

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Transaction policies

Valuation of shares

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The NAV per share for each class of shares of the fund is determined at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time) on each business day that the New York Stock Exchange is open. Securities held by the fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, securities held by the fund are valued at fair value as determined in good faith by the Board of Trustees. Any actions of the Pricing Committee, as the Board’s designee, are subject to oversight by the Board. Money market instruments with a remaining maturity of 60 days or less held by the fund are valued on an amortized cost basis.

Generally, trading in non-U.S. securities, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the NAV of the fund’s shares are generally determined as of such times. If market quotations or official closing prices are not readily available or are deemed unreliable, a security will be valued by a method that the Trustees (or the Pricing Committee as their designee) believe accurately reflects its fair value. Market price may be deemed unreliable, for example, if a security is thinly traded or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees (or the Pricing Committee as their designee) may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is calculating its NAV or when a designated index changes by a certain percentage. In such circumstances, the fund may use a pricing service that employs fair value model pricing in valuing foreign securities held by the fund. In view of these factors, it is likely that a fund investing significant amounts of assets in securities that are primarily traded on foreign markets will be fair valued more frequently than a fund investing significant amounts of assets in frequently traded,

U.S. exchange-listed securities of large capitalization U.S. issuers. In addition, the value of such securities (and, therefore, the NAV of a fund that holds them) may change significantly on days when shareholders will not be able to purchase or redeem a fund’s shares.

Fair value pricing of securities is intended to help ensure that the NAV of the fund’s shares reflects the value of the fund’s securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. Fair value pricing of securities also involves the risk that the fund’s valuation of an investment may be higher or lower than the price the investment might actually command if the fund sold it.

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Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Exchanges

You may exchange Class R1 shares of the same share class of other John Hancock Funds that are available through your plan, or Money Market Fund Class A shares, without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R1 shares.

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the

Bond Fund – Your account 11

redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

Pursuant to the policies and procedures adopted by the Board of Trustees, the fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agents is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

  A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
  A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair

12 Bond Fund – Your account

valued as discussed under “Valuation of shares,” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certiicated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s record keeper as follows:

  after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance after any changes of name or address of the registered owner(s)
  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed annually, typically after the end of the fund’s fiscal year. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continues through the day your shares are actually sold.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

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Disclosure of fund holdings

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The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com

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On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 30 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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Bond Fund – Your account 13

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund, and includes a summary of the fund’s policy regarding
disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is
incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com.

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By mail: John Hancock Signature Services, Inc.
              PO Box 9510
              Portsmouth, NH 03802-9510

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By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required): Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090.

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2008 JOHN HANCOCK FUNDS, LLC 21RPN 10/08 SEC file number: 811-02402

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John Hancock Funds, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at www.jhfunds.com/edelivery

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JOHN HANCOCK SOVEREIGN BOND

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JOHN HANCOCK BOND FUND Class A, Class B, Class C, Class I and Class R1 Shares Statement of Additional Information

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October 1, 2008

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This Statement of Additional Information (“SAI”) provides information about John Hancock Bond Fund (the “Fund”) in addition to the information that is contained in the Fund’s current prospectus for Class A, B and C shares and in the Fund’s current Class I shares and Class R1 shares prospectuses (the “Prospectuses”). The Fund is a diversified series of John Hancock Sovereign Bond Fund (the “Trust”).

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This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. This SAI incorporates by reference the Fund’s Annual report. A copy of a Prospectus or the Annual Report for the fiscal year ended May 31, 2008 can be obtained free of charge by writing or telephoning:

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John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9521
1-800-225-5291

Page
ORGANIZATION OF THE FUND	3
INVESTMENT OBJECTIVE AND POLICIES	3
INVESTMENT RESTRICTIONS	21
PORTFOLIO TURNOVER	23
DISCLOSURE OF PORTFOLIO HOLDINGS	23
THOSE RESPONSIBLE FOR MANAGEMENT	24
INVESTMENT ADVISORY AND OTHER SERVICES	34
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS	39
DISTRIBUTION CONTRACTS	43
SALES COMPENSATION	46
NET ASSET VALUE	51
INITIAL SALES CHARGE ON CLASS A SHARES	52
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES	56
ELIGIBLE INVESTORS FOR CLASS R1 SHARES	60
SPECIAL REDEMPTIONS	60
ADDITIONAL SERVICES AND PROGRAMS	60
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES	62
DESCRIPTION OF THE FUND’S SHARES	63
SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE	64
TAX STATUS	65
BROKERAGE ALLOCATION	69
TRANSFER AGENT SERVICES	72
CUSTODY OF PORTFOLIO	73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73
LEGAL AND REGULATORY MATTERS	73

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ORGANIZATION OF THE FUND

The Fund is a diversified open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized in 1984.

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John Hancock Advisers, LLC ( the “Adviser”) is the Fund’s investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“Manulife Financial”). Founded in 1862, John Hancock Financial Services and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance. Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$400 billion (US$ 393billion) as at June 30, 2008.

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Manulife Financial Corporation trades as ‘MFC’ on the Toronto Stock Exchange (“TSX ”), the New York Stock Exchange (“NYSE”) and Pacific Stock Exchange (“PSE”), and under ‘0945’ on the Stock Exchange of Hong Kong (“SEHK”). Manulife Financial can be found on the Internet at www.manulife.com.

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The Fund is sub-advised by MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)” or the “Sub-Adviser”). MFC Global (U.S.) is a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial . MFC Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Adviser.

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The Adviser serves as investment adviser to the Fund and is responsible for the supervision of MFC Global (U.S.)’s services to the Fund.

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INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

The Fund’s investment objective is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities. The Adviser seeks high current income consistent with the moderate level of risk associated with a portfolio consisting primarily of investment grade debt securities.

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To pursue this goal, the Fund normally invests at least 80% of the value of the Fund’s assets in a diversified portfolio of bonds. These include corporate bonds and debentures as well as U.S. government and agency securities, and are sometimes referred to generally as “debt securities” in this SAI.

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With respect to the Fund’s investment policy of investing at least 80% of its Assets in bonds, “Assets” means net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

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In addition, the Fund contemplates at least 75% of the value of its total assets will be in (1) debt securities that have, at the time of purchase, a rating within the four highest grades as determined by Moody’s Investors Service, Inc. (“Moody’s”) (‘Aaa’, ‘Aa’, ‘A’ or ‘Baa’) or Standard & Poor’s (“S&P”) (‘AAA’, ‘AA’, ‘A’, or ‘BBB’); (2) debt securities of banks, the U.S. Government and its agencies or instrumentalities and other issuers which, although not rated as a matter of policy by either Moody’s or S&P, are considered by the Fund to have investment quality comparable to securities receiving ratings within the four highest grades; and (3) cash and cash equivalents. Under normal conditions, the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and options contracts). Debt securities rated ‘Baa’ or ‘BBB’ are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. The Fund will, when feasible, purchase debt securities which are non-callable. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities). The Fund will not invest more than 10% of its total assets in securities denominated in foreign currencies. The Fund will diversify its investments among a number of industry groups without concentration in any particular industry. The Fund’s investments, and consequently its net asset value per share (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.

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The Fund may purchase corporate debt securities bearing fixed or fixed and contingent interest as well as those which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, or participations based on revenues, sales or profits. The Fund may purchase preferred stock. The Fund will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the Fund’s total assets taken at market value.

For liquidity and flexibility, the Fund may place up to 20% of its Assets in investment-grade short-term securities. In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in an abnormal market, economic, political or other conditions, the Fund may temporarily invest more than 20% of its Assets in investment-grade short-term securities, cash, and cash equivalents.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested can be expected to decline. The Fund’s portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody’s and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

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Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks that have made these loans or are members of a lending syndicate. The Fund’s investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

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Structured Securities. The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

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Lower Rated High Yield Debt Obligations. The Fund may invest up to 25% of the value of its total assets in fixed income securities rated below Baa3 by Moody’s, and below BBB- by S&P, or the unrated equivalent as determined by the Adviser. The Fund may invest in securities rated as low as Ca by Moody’s or CC by S&P, which may indicate that the obligations are highly speculative and in default. Lower rated securities are generally referred to as junk bonds. See Appendix B attached to this SAI, for the distribution of securities in the various ratings categories and a description of the characteristics of the categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

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Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. In the case of lower-rated securities, these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and value accurately the Fund’s assets. The reduced availability of reliable, objective data may increase the Fund’s reliance on management’s judgment in valuing the high yield bonds. To the extent that the Fund invests in these securities, the achievement of the Fund’s objective will depend more on the Adviser’s judgment and analysis than would otherwise be the case. In addition, the Fund’s investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not the perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities that pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. The Fund accrues income on these securities for tax and accounting purposes, which is required to be distributed to shareholders. Because no cash is received while income accrues on these securities, the Fund may be forced to liquidate other investments to make the distributions.

The Fund may acquire individual securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio. The longer the Fund’s average portfolio maturity, the more the value of the portfolio and the net asset value of the Fund’s shares will fluctuate in response to changes in interest rates. An increase in interest rates will generally reduce the value of the Fund’s portfolio securities and the Fund’s shares, while a decline in interest rates will generally increase their value.

Securities of Domestic and Foreign Issuers. The Fund may invest in U.S. dollar-denominated securities of foreign and United States issuers that are issued in or outside of the United States. Foreign companies may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility) and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. It is anticipated that under normal conditions, the Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities).

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Government Securities. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and obligations supported by the credit of the instrumentality, such as those issued by Federal National Mortgage Association (“Fannie Mae”).

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Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.

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In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board. Under the procedures established by the Board, the Adviser and/or Sub-Adviser will monitor the creditworthiness of the banks involved.

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Restricted Securities. The Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of the 1933 Act, as amended (“1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act. The Fund will not invest

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more than 15% limit on illiquid investments. If the Board determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit in illiquid investments. The Board may adopt guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted investments. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund’s liquidity and availability of information. This investment practice could have the effect of increasing the level of liquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

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Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

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Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

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All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions”.

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board.

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The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

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Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

 Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when -issued or forward commitment basis. “When -issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when -issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

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When the Fund engages in forward commitment and when issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

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On the date the Fund enters into an agreement to purchase securities on a when -issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when -issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

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Mortgage “Dollar Roll” Transactions. The Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount”, in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

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Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

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Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlements with respect to swap, cap, collar or floor transactions.

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Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

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If the Fund enters into a credit default swap, the Fund may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on the Fund’s federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the “Code”).

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Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See “TAX STATUS”.

Brady Bonds. The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Lending of Securities. Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the exclusive borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund’s Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund’s assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund’s portfolio turnover rate is set forth in the table under the caption “Financial Highlights” in the Prospectus.

The Fund intends to use short-term trading of securities as a means of managing its portfolio to achieve its investment objective. The Fund, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of the Fund to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be significantly less than the profits and other benefits which will accrue to shareholders.

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The portfolio turnover rate will depend on a number of factors, including the fact that the Fund intends to continue to qualify as a regulated investment company under the Code”). Accordingly, the Fund intends to limit its short-term trading so that less than 30% of the Fund’s gross annual income (including all dividend and interest income and gross realized capital gains, both short and long-term, without being offset for realized capital losses) will be derived from gross realized gains on the sale or other disposition of securities held for less than three months. This limitation, which must be met by all mutual funds in order to obtain such Federal tax treatment, at certain times may prevent the Fund from realizing capital gains on some securities held for less than three months.

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Mortgage Securities

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Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, the Fund receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

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In addition, because the underlying mortgage loans and assets may be prepaid at any time, if the Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

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Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

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  one-year, three-year and five-year constant maturity Treasury Bill rates;
  three-month or six-month Treasury Bill rates;
  11th District Federal Home Loan Bank Cost of Funds;
  National Median Cost of Funds; or
  one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.
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During periods of increasing rates, the Fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the Fund would likely decrease. During periods of declining interest rates, income to the Fund

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derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, the Fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

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Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

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  mortgage bankers;
  commercial banks;
  investment banks;
  savings and loan associations; and
  special purpose subsidiaries of the foregoing.
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Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. The Fund that invests in mortgage securities will not limit its investments in asset-backed securities to those with credit enhancements.

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Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

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The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

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CMOs purchased by the Fund may be:

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(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government; (2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or (3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

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Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

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Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of the Fund’s net assets. See “Additional Investment Policies - Illiquid Securities.” Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

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As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to the Fund’s relatively stable NAV.

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Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

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Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”

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Asset-Backed Securities

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The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, the fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus, the Fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody’s.

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As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. The Fund will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies.” Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

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  liquidity protection; and
  default protection.
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Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

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Some examples of credit support include:

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  “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);
  creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and
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  “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).
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The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

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The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

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Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

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For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of both the equity tranche and the CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds (excluding Lifestyle Trusts) may invest in CDOs that are

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subordinate to other classes and, therefore, receive payments only after the obligations of the more senior class have been satisfied; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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INVESTMENT RESTRICTIONS

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Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectus and this SAI, means approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund’s outstanding shares.

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The Fund may not:

     (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund’s investment policy, and the pledge, mortgage or hypothecation of the Fund’s assets within the meaning of paragraph (3) below are not deemed to be senior securities.

     (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets.

     (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund’s total assets taken at market value.

     (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

     (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein.

     (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

     (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

     (9) Purchase securities of an issuer, (other than the U.S. Government, its agencies or instrumentalities) if (a) Such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, or (b) Such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities and the Fund’s custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.

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Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval: The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

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(b) Purchase securities on margin or make short sales, except margin deposits in connection with transactions in options, futures contracts, options on futures contracts and other arbitrage transactions or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

(c)	Invest for the purpose of exercising control over or management of any company.

(d)	Invest more than 15% of its net assets in illiquid securities.

(e)	Purchase a security if, as a result, (i) more than 10% of the Fund’s total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund’s total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund’s portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser’s Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser’s investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

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If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange and (3) held physically outside of Russia.

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PORTFOLIO TURNOVER

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The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the Fund for the fiscal years ended May 31, 2007 and May 31, 2008 were as follows:

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Fund	2008	2007
Bond Fund	90%	106%

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DISCLOSURE OF PORTFOLIO HOLDINGS.

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The Board and the boards of the other John Hancock Funds (“JHF”) have adopted a Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of the Trust and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of the Fund’s sub-advisers, principal underwriter or affiliated persons of the Fund’s Adviser or principal underwriter. The Trust’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of the Fund, and to all third party service providers and rating agencies.

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The Trust posts on the fifth business day after month-end, the following information for the Fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition, number of holdings; bond fund duration. The Trust posts to its Web site at www.jhfunds.com complete portfolio holdings for the Fund thirty (30) days after each calendar month end. The Fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Trust’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Trust’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of the Fund’s portfolio holdings with their annual and semi-annual reports.

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Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of the Fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Morningstar and Lipper; or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by the Trust’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

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At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (NAVs), daily); Charles River (holdings and securities details, daily); and DST (NAVs, daily).

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The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.


The CCO shall report to the Board whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if, in its reasonable business judgment, it concludes such disclosure will be in the best interests of the Trust’s shareholders.


The receipt of compensation by the Fund, the Adviser, a sub-adviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.


THOSE RESPONSIBLE FOR MANAGEMENT


The business of the Fund is managed by its Trustees, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Funds or the Trust (the “Independent Trustees”), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board. Several of the officers and Trustees of the Trust are also officers or Directors of the Adviser, or officers and Directors of the Fund’s principal distributor, John Hancock Funds, LLC (“John Hancock Funds” or the “Distributor”).


				Number of
				John Hancock
	Position(s)	Trustee/		Funds
Name, Address (1)	Held with	Officer	Principal Occupation(s) and other	Overseen by
And Year of Birth	Fund	since (2)	Directorships During Past 5 Years	Trustee
Independent Trustees

James F. Carlin	Chairman	2008	Director and Treasurer, Alpha Analytical	54
(1940)	and		Laboratories (chemical analysis) (since 1985);
	Trustee	2005	Part Owner and Treasurer, Lawrence Carlin
			Insurance Agency, Inc. (since 1995); Part
			Owner and Vice President, Mone Lawrence
			Carlin Insurance Agency, Inc. (until 2005);
			Director/Treasurer, Rizzo Associates
			(engineering) (until 2000); Chairman and
			CEO, Carlin Consolidated, Inc.
			(management/investments) (since 1987);
			Director/Partner, Proctor Carlin & Co., Inc.
			(until 1999); Trustee, Massachusetts Health
			and Education Tax Exempt Trust (since 1993);
			Director of the following: Uno Restaurant
			Corp. (until 2001), Arbella Mutual (insurance)
			(until 2000), HealthPlan Services, Inc. (until
			1999), Flagship Healthcare, Inc. (until 1999),
			Carlin Insurance Agency, Inc. (until 1999);
			Chairman, Massachusetts Board of Higher
			Education (until 1999)

(1)	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.


Number of
John
Hancock
	Position(s)	Trustee/		Funds
Name, Address (1)	Held with	Officer	Principal Occupation(s) and other	Overseen by
And Year of Birth	Fund	since (2)	Directorships During Past 5 Years	Trustee
Independent Trustees
William H.	Trustee	2005	Professor, University of Texas, Austin, Texas	54
Cunningham			former Chancellor, University of Texas
(1944)			System and former President of the
University of Texas, Austin, Texas; Chairman
and CEO, IBT Technologies (until 2001);
Director of the following: Hicks Acquisition
Company 1, Inc. (since 2007); Hire.com
(until 2004), STC Broadcasting, Inc. and
Sunrise Television Corp. (until 2001), Symtx,
Inc.(electronic manufacturing) (since 2001),
Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until
2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since
2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until
2006), New Century Equity Holdings
(formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001),
AskRed.com (until 2001), Southwest
Airlines, Introgen (manufacturer of
biopharmaceuticals) (since 2000) and
Viasystems, Group, Inc. (electronic
manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college
fundraising) (until 2001); Advisory Director,
Q Investments (until 2003); Advisory
Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank – Austin), LIN
Television (until 2008), WilTel
Communications (until 2003) and Hayes
Lemmerz International, Inc. (diversified
automotive parts supply company) (since
2003).

(1)	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.


				Number of
				John Hancock
	Position(s)	Trustee/		Funds
Name, Address (1)	Held with	Officer	Principal Occupation(s) and other	Overseen by
And Year of Birth	Fund	since (2)	Directorships During Past 5 Years	Trustee

Deborah C. Jackson	Trustee	2008	Chief Executive Officer, American Red Cross	54
(1952)			of Massachusetts Bay (2002-present); Board of
			Directors of Eastern Bank Corporation (2001-present);
			Directors of Eastern Bank Charitable Foundation (2001-
			present); Board of Directors of American Student
			Association Corp. (1996-present); Board of
			Directors of Boston Stock Exchange (2002-2008);
			Board of Directors of Harvard Pilgrim Healthcare
			(2007-present).
Charles L. Ladner	Trustee	2004	Chairman and Trustee, Dunwoody	54
(1938)			Village, Inc. (retirement services) (until
			2003); Senior Vice President and Chief
			Financial Officer, UGI Corporation
			(public utility holding company) (retired
			1998); Vice President and Director for
			AmeriGas, Inc. (retired 1998); Director of
			AmeriGas Partners, L.P. (gas
			distribution)(until 1997); Director,
			EnergyNorth, Inc. (until 1995); Director,
			Parks and History Association (until
2007).
Stanley Martin	Trustee	2008	Senior Vice President/Audit Executive,	54
(1947)			Federal Home Loan Mortgage
			Corporation (2004-2006); Executive Vice
			President/Consultant, HSBC Bank USA
			(2000-2003); Chief Financial
			Officer/Executive Vice President,
			Republic New York Corporation &
			Republic National Bank of New York
			(1998-2000); Partner, KPMG LLP (1971-
1998).
John A. Moore	Trustee	2001	President and Chief Executive Officer,	54
(1939)			Institute for Evaluating Health Risks,
			(nonprofit institution) (until 2001); Senior
			Scientist, Sciences International (health
			research)(until 2003); Former Assistant
			Administrator & Deputy Administrator,
			Environmental Protection Agency;
			Principal, Hollyhouse (consulting)(since
			2000); Director, CIIT Center for Health
			Science Research (nonprofit research)
			(until 2007).

(1)	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.


				Number of
				John Hancock
	Position(s)	Trustee/		Funds
Name, Address (1)	Held with	Officer	Principal Occupation(s) and other	Overseen by
And Year of Birth	Fund	since (2)	Directorships During Past 5 Years	Trustee
Patti McGill Peterson	Trustee	2001	Senior Associate, Institute for Higher Education	54
(1943)			Policy (since 2007); Executive Director, Council
			for International Exchange of Scholars and Vice
			President, Institute of International Education
			(until 2007); Senior Fellow, Cornell Institute of
			Public Affairs, Cornell University (until 1998);
			Former President of Wells College, Aurora, NY
			and St. Lawrence University, Canton, NY;
			Director, Niagara Mohawk Power Corporation
			(until 2003); Director, Ford Foundation,
			International Fellowships Program (since 2002);
			Director, Lois Roth Endowment (since 2002);
			Director, Council for International
			Exchange (since 2003).
Steven R. Pruchansky	Trustee	2005	Chairman and Chief Executive Officer,	54
(1944)			Greenscapes of Southwest Florida, Inc. (since
			2000); Director and President, Greenscapes of
			Southwest Florida, Inc. (until 2000); Member,
			Board of Advisors, First American
			Bank (since 2008); Managing Director, Jon
			James, LLC (real estate) (since 2000); Director,
			First Signature Bank & Trust Company (until
			1991); Director, Mast Realty Trust (until 1994);
			President, Maxwell Building Corp. (until 1991).
Non-Independent Trustees
James R. Boyle (3)	Trustee	2005	Executive Vice President, Manulife Financial	258
(1959)			(since 1999); Director and President, John
			Hancock Variable Life Insurance Company (since
			2007); Director and Executive Vice President,
			John Hancock Life Insurance Company
			(“JHLICO”) (since 2004); Chairman and
			Director, the Adviser, The Berkeley Financial
			Group, LLC (“The Berkeley Group”) (holding
			company) and John Hancock Funds (since 2005);
			Chairman and Director, John Hancock
			Investment Management Services, LLC
			(“JHIMS”) (since 2006); Senior Vice President,
			The Manufacturers Life Insurance Company
			(U.S.A) (until 2004).

(1)	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3)	Non-Independent Trustee: holds positions with the Fund’s investment adviser, underwriter, and/ or certain other affiliates.


Position(s)
	Held	Officer
Name, Address (1)	with	since	Principal Occupation(s) and other Directorships
And Year of Birth	Fund		During Past 5 Years
Principal Officers who
are not Trustees
Keith F. Hartstein	President		Senior Vice President, Manulife Financial (since
(1956)	and Chief		2004); Director, President and Chief Executive Officer, the
	Executive		Adviser, The Berkeley Group, John Hancock Funds (since
	Officer		2005); Director, MFC Global (U.S.) (since 2005);
Chairman and Director, John Hancock Signature Services,
Inc. (“Signature Services”) (since 2005); President and
Chief Executive Officer, JHIMS (since 2006); President
and Chief Executive Officer, John Hancock Funds (“JHF”,
John Hancock Funds II (“JHF II”), John Hancock Funds III
(“JHF III”) and John Hancock Trust (“JHT”) (since 2005);
Director, Chairman and President, NM Capital
Management, Inc. (since 2005); Member and former
Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Director, President and
Chief Executive Officer, MFC Global (U.S.) (2005-2006);
Executive Vice President, John Hancock Funds, LLC (until
2005);

Thomas M. Kinzler	Secretary	2006	Vice President and Counsel for JHLICO (U.S.A.) (since 2006);
(1955)	and Chief		Secretary and Chief Legal Officer, JHF, JHF II and JHT (since 2006);
	Legal		Vice President and Associate General Counsel, Massachusetts Mutual
	Officer		Life Insurance Company (1999-2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000-2006); Secretary and
Chief Legal Counsel, MassMutual Institutional Funds (2000-2004);
Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004-2006).


Francis V. Knox, Jr.	Chief	2005	Vice President and Chief Compliance Officer, JHIMS, the
(1947)	Compliance		Adviser and MFC Global (U.S.) (since 2005); Chief
	Officer		Compliance Officer, JHF, JHF II, JHF III and JHT (since
			2005); Vice President and Assistant Treasurer, Fidelity Group
			of Funds (until 2004); Vice President and Ethics &
			Compliance Officer, Fidelity Investments (until 2001).
Gordon M. Shone	Treasurer	2006	Senior Vice President, JHLICO (U.S.A.) (since 2001);
(1956)			Treasurer, JHF (since 2006); JHF II, JHF III and JHT (since
			2005); Vice President and Chief Financial Officer, JHT
			(2003-2005); Vice President, JHIME and the Adviser (since
			2006), The Manufacturers Life Insurance Company (U.S.A.)
			(1998-2000).

(1)	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.






40

Position(s)
Name, Address (1)	Held with	Officer	Principal Occupation(s) and other Directorships
And Year of Birth	Fund	since	During Past 5 Years
John G. Vrysen	Chief	2005	Senior Vice President, Manulife Financial (since 2006);
(1955)	Operating		Senior Vice President, JHLICO (since 2004); Director,
	Officer		Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds
(since June 2007); Director, Executive Vice President and
Chief Operating Officer, JHIMS (since December 2007);
Chief Operating Officer, JHF, JHF II, JHF III and JHT
(since June 2007); Director, Executive Vice President
and Chief Financial Officer, the Adviser, The Berkeley Group
and John Hancock Funds (2005-2007); Director,
Executive Vice President and Chief Financial Officer,
JHIMS (2005-2007), Executive Vice President and
Chief Financial Officer, MFC Global (U.S.)
( 2005-until December 2007); Director, John Hancock
Signature Services, Inc. (since 2005); Chief Financial Officer,
JHF, JHF II, JHF III, and JHT (2005-June
2007); Vice President and General Manager, Fixed
Annuities, U.S. Wealth Management ( 2004-
2005); Vice President, Operations Manulife Wood
Logan (2000-2004).

Charles A. Rizzo	Chief	2007	Chief Financial Officer, John Hancock Funds II, John
(1957)	Financial		Hancock Funds III and John Hancock Trust
	Officer		(since 2007); Assistant Treasurer, Goldman Sachs
Mutual Fund Complex (registered investment companies)
(2005- 2007); Vice President, Goldman Sachs (2005-2007);
Managing Director and Treasurer of Scudder
Funds, Deutsche Asset Management (2003-2005); Director,
Tax and Financial Reporting, Deutsche Asset Management
(2002-2003); Vice President and Treasurer, Deutsche
Global Fund Services (1999-2002).


(1)	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.


The Board currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees .



The Audit and Compliance Committee members are Messrs. Ladner, Martin and Moore and Ms. McGill Peterson. All of the members of the Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. The Committee recommends to the full Board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Committee held five meetings during the fiscal year ended May 31, 2008.


The Governance Committee members are all of the Independent trustees. The Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Committee held one meeting during the fiscal year ended May 31, 2008.


As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. While it has not done so in the past, the Committee may retain a consultant to assist the Committee in a search for a qualified candidate.


Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If the Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the



shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.


Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Trust at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Trust.


The Contracts/Operations Committee members are Messrs. Carlin, Cunningham and Pruchansky. The Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Committee held five meetings during the fiscal year ended May 31, 2008.


The Investment Performance Committee members are all of the Independent Trustees. The Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Committee held four meetings during the fiscal year ended May 31, 2008.


The following table provides a dollar range indicating each Trustee’s ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2007.

Aggregate Dollar Range of
	Dollar Range of Fund Shares	holdings in John Hancock
Name of Trustee	Owned by Trustee (1)	funds overseen by Trustee (1)
Independent Trustees
James F. Carlin	$1-10,000	Over $100,000
William H. Cunningham	None	Over $100,000
Deborah C. Jackson(2)	None	None
Charles L. Ladner	$1-10,000	Over $100,000
Stanley Martin(2)	None	None
Dr. John A. Moore	$10,001-50,000	Over $100,000
Patti McGill Peterson	$10,001-50,000	Over $100,000
Steven R. Pruchansky	None	Over $100,000
Non-Independent Trustee
James R. Boyle	None	$10,001-50,000

(1)	The Fund participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock fund complex and the amount paid to the Trustees under the Plan will be determined based upon performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders.



(2) Mr. Martin was appointed by the Board as a Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.

		Total Compensation From
		the Fund and John
	Aggregate Compensation	Hancock Fund Complex to
Independent Trustees	from the Fund (1)	Trustees (2)
James F. Carlin	$ 6,463	$ 145,250
William H. Cunningham*	5,335	145,250
Deborah C. Jackson**	None	None
Charles L. Ladner*	5,334	146,000
Stanley Martin**	None	None
Dr. John A. Moore*	6,588	181,000
Patti McGill Peterson*	5,334	151,000
Steven R. Pruchansky*	6,588	180,250

(1)	Compensation is for the fiscal year ended May 31, 2008.

(2)	Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2007. As of this date, Messrs. Carlin, Ladner, Moore and Pruchansky and Ms. McGill Peterson oversaw fifty-five funds in the John Hancock Fund Complex.

*	As of December 31, 2007 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Cunningham was $ 240,195, Mr. Ladner was $89,569 Dr. Moore was $363,017, Ms. McGill Peterson was $94,067 and Mr. Pruchansky was $388,329 under the Plan.


** Mr. Martin was appointed by the Board as a Trustee on September 8, 2008 and Ms. Jackson was appointed effective October 1, 2008.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.


As of August 29, 2008, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, to the Fund’s knowledge, the following shareholders beneficially owned 5% or more of the outstanding shares of each Class of the Fund:


Percentage
of Share
Fund	Share			Number	Class
Name	Class	Shareholder Name	Address	of Shares	Ownership
Bond	C	MLPF& S FOR THE	4800 DEER LAKE
Fund		SOLE BENEFIT OF	DRIVE EAST
		ITS CUSTOMERS	2ND FL
		ATTN FUND	JACKSONVILLE
		ADMINISTRATION	FL 32246-6484	649,054.37	32.15%
Bond	R1	MLPF& S FOR THE	4800 DEER LAKE
Fund		SOLE BENEFIT OF	DRIVE EAST
		ITS CUSTOMERS	2ND FL
		ATTN: FUND	JACKSONVILLE
		ADMINISTRATION	FL 32246-6484	62,284.87	86.62%
Bond	I	MLPF& S FOR THE	4800 DEER LAKE
Fund		SOLE BENEFIT OF	DRIVE EAST
		ITS CUSTOMERS	2ND FL
		ATTN FUND	JACKSONVILLE
		ADMINISTRATION	FL 32246-6484	775,267.89	52.74%
Bond	I	WILMINGTON TRUST	C/O MUTUAL
Fund		COMP CUST FBO	FUNDS
		MONTGOMERY	PO BOX 8971
		COUNTY PUBLIC	WILMINGTON
		SCH 403B	DE 19899-8971	134,831.55	9.17%
Bond	I	MG TRUST	700 17TH ST
Fund		CUSTODIAN FBO	STE 150
		ARDEN GROUP 401K	DENVER CO
		RETIREMENT	80202-3502	84,557.10	5.75%


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $28 billion in open-end funds, closed-end funds, private accounts and retirement plans and related party assets for individual and institutional investors as of June 30, 2008. Additional information about the Adviser can be found on the website: www.jhfunds.com.


The Sub-Adviser, MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of June 30, 2008 had approximately $31 billion in assets under management. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial ).


The Adviser serves as investment adviser to the Fund and is responsible for the supervision of MFC Global (U.S.)’s services to the Fund.


The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser which was approved by the Fund’s shareholders on January 1, 1994. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser, will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged; and (b) provide supervision over all aspects of the Fund’s operations except those which are delegated to a custodian, transfer agent or other agent.


The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund’s portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.


The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser’s employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets	Annual Rate
First $1,500,000,000	0.50%
Next $500,000,000	0.45%
Next $500,000,000	0.40%
Amount Over $2,500,000,000	0.35%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund’s expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover other payments to the extent that, at the end of any fiscal year, the Fund’s actual expenses at year end fall below this limit.


For the fiscal years ended May 31, 2006, 2007and 2008, the Adviser received fees of $ 5,516,990, $4,947,818 and $4,713,492, respectively.


As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets	Annual Rate
First $1,500,000,000	0.200%
Next $500,000,000	0.125%
Next $500,000,000	0.100%
Amount Over $2,500,000,000	0.100%

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for the purchase or sale of securities by the Adviser or Sub-Adviser for the Fund for other funds or clients, for which the Adviser or Sub-Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the “Life Company”) may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

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For the fiscal years ended May 31, 2006, 2007 and 2008, the Fund paid the Adviser $ 254,709, $130,230 and $104,139, respectively, for services under this Agreement.

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Advisers and Sub-Advisers - Other Business Relationships. A description of business relationships among the Adviser, the Sub-Advisers, JHIMS1,other John Hancock Funds’ sub-advisers and Manulife Financial’s affiliates is below: Business Arrangement between JHIMS and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). As a part of the overall business arrangement between JHIMS and GMO under which JHIMS has obtained exclusive rights to certain GMO investment management services for up to five years, JHIMS has agreed that under certain circumstances it (and not JHF II2, JHF III3 or

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JHT4 or a particular fund) will pay to GMO a specified amount (up to $25 million if the GMO subadvisory agreement is terminated within a five year period from the date of its effectiveness. JHIMS has also agreed that, subject to its fiduciary duties as an investment adviser to each fund and its shareholders, it will not recommend to the Board of Trustees to terminate the applicable GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. JHF III, JHT nor JHF II is a party to any of these arrangements, and they are not binding upon JHF III, JHT, JHF II, the funds subadvised by GMO, or the Board of Trustees of JHF III/JHT/JHF II. However, these arrangements present certain conflicts of interest because JHIMS has a financial incentive to support the continuation of the GMO agreement for as long as the termination provisions described above remain in effect.

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Independence Investment LLC (“Independence”) Business Arrangement. On May 31, 2006 a subsidiary of Manulife entered into an agreement with the parent of Convergent Capital Management (“Convergent”) pursuant to which substantially all of the assets of Independence, a subsidiary of Manulife, were transferred to a newly formed subsidiary (“New Independence”) of Convergent (the “Transaction”). Prior to the closing of the Transaction, Independence was the sub-adviser to the Growth and Income Trust and Small Cap Trust, each a series of John Hancock Trust, and the Small Cap Fund, a series of JHF II (collectively, the “Funds”) and at the closing of the Transaction New Independence became the sub-adviser to the Funds.

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The Transaction was structured as a sale of assets. At closing Convergent paid Manulife approximately $25 million (subject to adjustment). In addition, Convergent will also make contingent payments to Manulife on certain anniversary dates of the closing if the revenue received by New Independence from the management of proprietary accounts of Manulife and its affiliates or accounts for which Manulife or its affiliates act as investment adviser meet certain revenue targets. Consequently, while the contingent payments are not dependent upon the approval or continuation of the subadvisory agreements with respect to any of the Funds, the revenues earned by New Independence as a result of its subadvisory relationship with respect to the Funds would count towards the revenue target necessary to earn the contingent payments. The maximum amount of contingent payments is $10 million. Nothing in the agreement between Manulife and Convergent imposes any limitations upon the rights of JHIMS to recommend termination of the New Independence Subadvisory Agreements.

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Pzena Investment Management, LLC (“Pzena”) Agreement for the JHF III Classic Value Mega Cap Fund. JHIMS and Pzena have entered into an agreement regarding the new Classic Value Mega Cap Fund, a JHF III fund, under which Pzena has agreed not to serve as investment adviser (including sub-adviser) to another investment company managed in a style similar to the Class Value Mega Cap Fund for a certain period of time. In the event Pzena should advise such an investment company, the agreement would entitle JHIMS to certain liquidated damages due to the fact that JHIMS and the distributor to the Classic Value Mega Cap Fund will make unreimbursed expenditures in the organization and ongoing promotion of the fund.

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Epoch Investment Partners, Inc. (“EPOCH”) Agreement for the JHF III Global Shareholder Yield Fund. JHIMS and EPOCH have entered into an agreement regarding the new Global Shareholder Yield Fund, a JHF III fund, under which EPOCH has agreed not to serve as investment adviser (including sub-adviser) to another investment company managed in a style similar to the Global Shareholder Yield Fund for a certain period of time. In the event EPOCH should advise such an investment company, the agreement would entitle JHIMS to certain liquidated damages due to the fact that JHIMS and the distributor to the Global Shareholder Yield Fund will make unreimbursed expenditures in the organization and ongoing promotion of the fund.

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Advisory and Sub-Advisory Relationships with Other Funds.  JHIMS is also the investment adviser for all of the series of JHF II, JHF III and JHT.

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The following John Hancock Funds’ (JHF5) sub-advisers are also subadvisers to JHF II and JHT:

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1. Sustainable Growth Advisers, LP is the sub-adviser to the U.S. Global Leaders Growth Fund/Trust.

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2. Pzena is the sub-adviser to the Classic Value Fund/Trust.

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3. MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”) is the sub-adviser to the Index 500 Fund, 500 Index Trust, 500 Index Trust B, Money Market Fund/Trust, Money Market Trust B, Mid Cap Index Fund/Trust, Pacific Rim Fund/Trust, Quantitative All Cap Fund/Trust, Quantitative Mid Cap Fund/Trust, Quantitative Value Fund/Trust, Small Cap Index Fund/Trust, Total Stock Market Index Fund/Trust, Absolute Return Portfolio/Trust, Lifestyle Portfolios/Trusts, Lifecycle Portfolios, Index Allocation Trust, Franklin Templeton Founding Allocation Trust.

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4. MFC Global (U.S.) is the sub-adviser to the Active Bond Fund/Trust, Emerging Growth Fund/Trust, Strategic Income Fund/Trust, High Income Fund/Trust, Small Cap Intrinsic Value Trust.

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5. GMO is the sub-adviser to the Growth Fund/Trust, Growth & Income Fund, Growth Opportunities Fund/Trust, International Growth Fund/Trust, Intrinsic Value Fund/Trust, Managed Fund/Trust, U.S. Multi Sector Fund/Trust, Value Opportunities Fund/Trust, U.S. Core Trust and International Core Trust.

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6. Independence is the sub-adviser to the Small Cap Fund/Trust, Growth & Income Trust.

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7. Deutsche Investment Management Americas Inc. (“Deutsche”) is the sub-adviser consultant to Lifestyle Portfolios/Trust, Lifecycle Portfolios.

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John Hancock Freedom 529. The John Hancock Freedom 529 is a national multi-managed Section 529 education savings plan. Several of the portfolios offered by John Hancock Freedom 529 are managed by JHA and Pzena is the subadviser.

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John Hancock Private Client Group. MFC Global (U.S.) provides investment advisory services to the John Hancock Private Client Group which services separately managed accounts sponsored by broker dealers.

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Management of John Hancock/Manulife Assets. Several of the affiliated sub-advisers such as MFC Global (U.S.A.) and MFC Global (U.S.) provide investment advisory services to John Hancock/Manulife for “on balance sheet assets.” Affiliates of Sub-advisers That Distribute John Hancock Products. Affiliates of the following John Hancock Funds sub-advisers also distribute other John Hancock products:

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1.	Deutsche (Alex Brown and Scudder)

2.	Independence (City National)

3.	John Hancock Financial Network (affiliate of JHIMS, MFC Global (U.S.) and MFC Global (U.S.A.))

	1	John Hancock Investment Management Services, LLP (JHIMS), a registered investment adviser.

	2	John Hancock Funds II (JHF II), a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940;

	3	John Hancock Funds III (JHF III), a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940;

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4	John Hancock Trust (JHT), a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940; and

5	John Hancock Funds (JHF), consists of fifteen Massachusetts business trusts organized under the laws of The Commonwealth of Massachusetts and are open-end investment management companies registered under the Investment Company Act of 1940; includes nine closed-end investment management companies

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Proxy Voting. The Trust’s proxy voting policies and procedures (the “Trust’s Procedures”) delegate to the Sub-adviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Sub-adviser’s proxy voting policies and procedures. A Sub-adviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust’s Procedures and the proxy voting procedures of the Sub-adviser are set forth in Appendix C to this SAI.

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It is possible that conflicts of interest could arise for a Sub-adviser when voting proxies. Such conflicts could arise, for example, when the Sub-adviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Trust, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote. In the event a Sub-adviser becomes aware of a material conflict of interest, the Trust’s Procedures generally require the Sub-adviser to follow any conflicts procedures that may be included in the Sub-advisers proxy voting procedures. Although conflicts procedures will vary among sub-advisers, they generally include one or more of the following:

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(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.

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The specific conflicts procedures of the Sub-adviser are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

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Although the Sub-adviser has a duty to vote all proxies on behalf of the portfolios it sub-advises, it is possible that the sub-adviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the Sub-adviser may determine that it is not in the best interests of the portfolio to vote the proxies. A sub-adviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.

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Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

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Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-today investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

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PORTFOLIO MANAGER NAME Barry H. Evans, CFA

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS                                                           ___

Other Registered Investment Companies: Five (5) funds with total assets of approximately $2.5 billion.

Other Pooled Investment Vehicles: None

Other Accounts: Eighty-eight (88) accounts with total assets of approximately $ 263 million.

Howard C. Greene, CFA

Other Registered Investment Companies: Three (3) funds with total assets of approximately $710 million.

Other Pooled Investment Vehicles: Two (2) accounts with total assets of approximately $91 million.

Other Accounts: Seventeen (17) accounts with total assets of approximately $4.0 billion.

Jeffrey N. Given, CFA

Other Registered Investment Companies: Seven (7) funds with total assets of approximately $6.5 billion.

Other Pooled Investment Vehicles: Two (2) accounts with total assets of approximately $91 million.

Other Accounts: Seventeen (17) accounts with total assets of approximately $4.0 billion.

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The Adviser and Sub-Adviser do not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

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When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser and Sub-Adviser have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

· A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-
Adviser generally require that such trades be “bunched”, which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.
Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

· A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the
Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of
Portfolio Managers” below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to one of the other accounts managed by a portfolio manager.

· A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

· If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Sub-Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

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Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior investment professionals, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

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Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

Investment Performance: The investment performance of all accounts managed by the investment professional over one -, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

The Profitability of the Sub-Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases.

Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

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The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

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Share Ownership by Portfolio Managers. The following table indicates as of May 31, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

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A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

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Portfolio Manager	Range of Beneficial Ownership

Barry H. Evans, CFA	C

Howard C. Greene, CFA	C

Jeffrey N. Given, CFA	C

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DISTRIBUTION CONTRACTS

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The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at NAV next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds, LLC and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C and Class R1 shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

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Affiliated Underwriting Transactions by the Sub-Adviser. The Fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participates. These procedures prohibit the Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

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Total underwriting commissions (sales charges) for sales of the Fund’s Class A shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $ 441,637, $341,721 and $470,392 respectively. Of such amounts $ 48,767, $37,146 and $44,603, were retained by John Hancock Funds for the fiscal years ended May 31, 2006, 2007 and 2008, respectively. Total underwriting

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commissions (sales charges) for sales of the Fund’s Class A shares paid to Signator Investors, Inc., an affiliate broker-dealer, for the fiscal years ended May 31, 2006, 2007 and 2008 were $216,694, $114,599 and $121,023, respectively. The total and retained underwriting commissions (sales charges) for sales of the Fund’s Class B shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $656,976, $163,729 and $60,040, respectively. Total and retained underwriting commissions (sales charge) for sales of the Fund’s Class C shares for the fiscal years ended May 31, 2006, 2007 and 2008 were $20,597, $2,331 and $4,515, respectively.

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The Fund’s Trustees adopted Distribution Plans with respect to each class of shares (the “Plans”), pursuant to Rule 12b-1 under the 1940 Act . Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A, 1.00% for Class B and Class C shares and 0.50% for Class R1 shares of the Fund’s average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of the Fund’s average daily net assets attributable to each class of shares. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders.

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In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R1 Plan will be carried forward to subsequent fiscal years. The Fund does not treat unreimbursed expenses under the Class B, Class C and Class R1 Plans as a liability of the Fund because the Trustees may terminate Class B, Class C and/or Class R1 Plans at any time.

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For the fiscal period May 31, 2008 an aggregate of $ 1,306,753 Distribution Expenses or 2.60% of the average net assets of the Fund’s Class B shares, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended May 31, 2008, an aggregate of $318,402 in Distribution Expenses or 1.22% of the average net assets of the Fund’s Class C shares, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees. For the fiscal year ended May 31, 2008, an aggregate of $26,669 in Distribution Expenses or 2.61% of the average net assets of the Fund’s Class R1 shares, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.

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The Fund has also adopted a separate Class R1 shares Service Plan (“the Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R1 shares held by such plan participants. These services may include: (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R1 shares; (c) processing orders to purchase, redeem and exchange Class R1 shares on behalf of plan

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participants, and handling the transmission of funds representing the purchase price or redemption proceeds; and (d) addressing plan participant questions regarding their accounts and the Fund; and (e) other services related to servicing such retirement plans.

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The Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans , by votes cast in person at meetings called for the purpose of voting on such Plans.

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Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

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The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the Fund’s outstanding shares of the applicable class in each case upon 60 days’ written notice to John Hancock Funds; and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan.

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Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B, Class C and Class R1 shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B, Class C or Class R1 Plans.

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Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by the Fund in proportion to its relative NAV.

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During the fiscal year ended May 31, 2008, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

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Expense Items

		Printing and
		Mailing of		Expenses of	Interest
		Prospectus to	Compensation	John	Carrying or
		New	to Selling	Hancock	Other Finance
	Advertising	Shareholders	Firms	Funds	Charges
Class A	$58,665	$7,771	$1,700,949	$788,397	$--
Class B	$61,127	$ 595	$ 167,138	$269,237	$--
Class C	$15,226	$ 485	$ 173,120	$ 89,653	$--
Class R1	$ 260	$ 37	$ 2,796	$ 2,796	$--

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SALES COMPENSATION

As part of their business strategies, the Fund, along with The Distributor, pays compensation to Selling Firms that sell the Fund’s shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

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The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R1 are (1) the 12 b-1 fees that are paid out of the fund’s assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the “Distribution Contracts”, “Initial Sales Charge on Class A Shares” and “Deferred Sales Charge on Class B and Class C Shares” in this SAISAI. The portions of these expenses that are paid to Selling Firms are shown in the “First Year Broker or Other Selling Firm Compensation” chart. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

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Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the First Year Brokerage or Other Selling Firm Compensation chart. The Selling Firm also receives the first year’s 12b-1 service fee at this time.

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Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares of the Fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid monthly in arrears.

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For Class R1 shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. These service and distribution fees are paid monthly in arrears. Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code , which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds [0.15% for the John Hancock Money Market Fund] under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to

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the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.

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Additional Payments to Financial Intermediaries. Shares of the fund are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees which paid by the fund, The Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the fund receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds’ efforts to promote the sale of the fund’s shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor’s promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

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As of May 1, 2008, the following member firms of the Financial Industry Regulatory Authority (“FINRA ”) have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

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1st Global Capital Corp.
A.G. Edwards & Sons, Inc.
AIG - Advantage Capital Corporation
AIG - AIG Financial Advisors, Inc.
AIG - American General Securities
AIG - FSC Securities Corporation
AIG - Royal Alliance Associates, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC.
Banc of America Securities LLC
Berthel, Fisher & Company Financial Services,
Inc.
Cambridge Investment Research
Centaurus Financial
Charles Schwab
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
DA Davidson & Co

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E*Trade Clearing, LLC
Ferris Baker Watts
Fidelity Investments
First Tennessee
Geneos Wealth Management
Girard Securities
H.D. Vest Investment Services
Harbour Investments, Inc.
ING - Financial Network Investment Corp.
ING - ING Financial Partners
ING - Multi-Financial Securities Corporation
ING - PrimeVest Financial Services, Inc.
InterSecurities Inc
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corp
J.J.B. Hilliard, W.L. Lyons, Inc
Janney Montgomery Scott, LLC
John Hancock Financial Network
Lincoln Financial Advisors Corporation
LPL - Associated Securities Corporation
LPL - Linsco/Private Ledger Corporation
LPL - Mutual Service Corporation
LPL - Uvest Financial Services Group, Inc.
LPL -
Waterstone
Merrill Lynch, Pierce, Fenner & Smith,
Inc
Morgan Stanley & Co., Inc.
NFP Securities
NPH - Invest Financial Corporation
NPH - Investment Center of America, Inc.
NPH - National Planning Corp
NPH - SII Investments, Inc.
Oppenheimer & Co. , Inc.
Raymond James Associates/Financial
Services
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
TD Ameritrade
The Huntington Investment, Co.
The Investment Center
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
United Planners' Financial Services of America
Wachovia Securities LLC
Wells Fargo Investments, LLC

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John Hancock Funds also has arrangements with intermediaries that are not members of FINRA. Other firms, which are not members of FINRA, also may receive revenue sharing payments.

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Regular Broker Dealers. The table below presents information regarding the securities of the Fund’s regular broker dealers (or the parent of the regular broker-dealers) that were held by the Fund as of the fiscal year ended May 31, 2008:

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Regular Broker Dealer	Holdings ($000s)
JP Morgan Chase	20,352
Merrill Lynch & Co., Inc.	12,079
Morgan Stanley & Co., Inc.	10,658
UBS Securities	4,007
Lehman Brothers, Inc.	8,898

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Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for the John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, the a firm may agree to participate in the distributor’s marketing efforts of John Hancock Funds by allowing us it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

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The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds, at its expense, may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events,

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and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA . John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

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John Hancock Funds and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

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First Year Broker or Other Selling Firm Compensation

	Investor pays			Total Selling
	sales charge	Selling Firm	Selling Firm	Firm
	(% of offering	receives	receives 12b-1	Compensation
Class A investments	price) (1)	commission (2)	service fee (3)	(4)(5)
Up to $99,999	4.50%	3.76%	0.25%	4.00%
$100,000 - $249,999	3.75%	3.01%	0.25%	3.25%
$250,000 - $499,999	2.75%	2.06%	0.25%	2.30%
$500,000 - $999,999	2.00%	1.51%	0.25%	1.75%

Investments of Class A shares of
$1 million or more

First $1M - $4,999,999	--	0.75%	0.25%	1.00%
Next $1 - $5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	0.00%	0.25%	0.25%

Investments of Class A shares
by certain Retirement Plans (6)

First $1 - $4,999,999	--	0.75%	0.25%	1.00%
Next $1 - $5M above that	--	0.25%	0.25%	0.50%
Next $1 or more above that	--	0.00%	0.25%	0.25%

Class B investments

All amounts	--	3.75%	0.25%	4.00%
Class C investments

All amounts	--	0.75%	0.25%	1.00%
Class I investments

All amounts	--	0.00%	0.00%	0.00% (7)

Class R1 investments

All amounts	--	0.00%	0.50%	0.50%

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(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

(2)	For Class A investments under $1 million, a portion of the Selling Firm’s commission is paid out of the sales charge.

(3)	For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee- based/WRAP program agreement with John Hancock Funds the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Monthly payments are made in arrears. For Class R1 shares, the Selling Firm receives 12b-1 fees effective at time of purchase as a % of average daily assets (paid monthly in arrears) See “Distribution Contracts” for description of Class R1 Service Plan charges and payments. For Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial ROTH

IRA investing in John Hancock funds, the Selling Firm receives 12b-1 fees in the first year as a percentage of

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average daily net eligible assets. Monthly payments are made in arrears.

(4)	Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)	Underwriter retains the balance.

(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of $1 million or more, purchases by employer sponsored defined contribution retirement plans investing $1 million or more, or with 100 or more eligible employees at the time of purchase.

(7)	John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

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Contingent deferred sales charge (“CDSC”) revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

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NET ASSET VALUE

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The NAV for each class of the Fund is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing a class’s net assets by the number of its shares outstanding. On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s redeemable securities may be significantly affected on days when a shareholder has no access to the Fund. For purposes of calculating the Fund’s NAV, the following procedures are utilized wherever applicable.

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Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the NYSE. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the NYSE which will not be reflected in the computation of the Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

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Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

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Equity options held by the Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m.

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Eastern Time) and index options held by the Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time) Short-term debt investments which have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

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If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.

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Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund’s NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the NYSE. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the Fund.

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INITIAL SALES CHARGE ON CLASS A SHARES

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Shares of the Fund are offered at a price equal to its NAV plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the “initial sales charge”) or on a contingent deferred basis (the “contingent deferred sales charge or CDSC”). The fund no longer issues share certificates. Shares are electronically recorded. The Board reserves the right to change or waive the Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund’s best interest.

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The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV or all R shares classes of the John Hancock mutual funds owned by the investor (see “Combination and Accumulation Privileges” below).

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In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify Signature Services at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (see “Combination and Accumulation Privileges” below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

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Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges (“CDSC”) to various individuals and institutions as follows:

  A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
  A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.
  Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.
  Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.
  Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.
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•

Terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, including subsequent investments.

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  Individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account.
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NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other

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qualified plans as described in the Code sections 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

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  A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
  Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.
  Retirement plans investing through the PruSolutionssm program.
  Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder’s fee. However, if a plan had a finder’s fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.
  Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:
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Amount Invested	CDSC Rate

First $1 to $4,999,999	1.00%
Next $1 to $5M above that	0.50%
Next $1 or more above that	0.25%

As of July 15, 2004, no initial sales charge is imposed on Class C shares.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

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Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Code sections 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

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Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which

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qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV and all R share classes of the John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.

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Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the “LOI”), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual’s non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

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Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

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Contingent Deferred Sales Charge. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

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Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC. Example: You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

•Proceeds of 50 shares redeemed at $12 per share (50 x 12)	$600.00
•*Minus Appreciation ($12 - $10) x 100 shares	(200.00)
•Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)
•Amount subject to CDSC	$280.00

*The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below: For all account types:

* Redemptions made pursuant to the Funds’ right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruSolutionssm program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

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For Retirement Accounts (such as traditional, Roth and Coverdell ESAs , SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code unless otherwise noted.

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*	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*	Returns of excess contributions made to these plans.

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*	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b) (7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b) (7) accounts.

*	Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

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Please see matrix for some examples.

401 (a) Plan
(401 (k), MPP,
PSP) 457 & 408
Type of	(SEPs &			IRA, IRA	Non-
Distribution	Simple IRAs)	403 (b)	457	Rollover	retirement

Death or	Waived	Waived	Waived	Waived	Waived
Disability

Over 70 ½	Waived	Waived	Waived	Waived for	12% of
				required	account value
				minimum	annually in
				distributions*o	periodic
				r 12% of	payments
account value
annually in
periodic
payments

Between 59 ½	Waived	Waived	Waived	Waived for	12% of
and 70 ½				Life	account value
				Expectancy or	annually in
				12% of account	periodic
				value annually	payments
in periodic
payments

Under 59 ½	Waived for	Waived for	Waived for	Waived for	12% of
(Class B and	annuity	annuity	annuity	annuity	account value
Class C only)	payments (72t)	payments	payments	payments (72t)	annually in
	or 12% of	(72t) or 12%	(72t) or 12%	or 12% of	periodic
	account value	of account	of account	account value	payments
	annually in	value	value	annually in
	periodic	annually in	annually in	periodic
	payments	periodic	periodic	payments
		payments	payments

Loans	Waived	Waived	N/A	N/A	N/A

Termination of	Not Waived	Not Waived	Not Waived	Not Waived	N/A
Plan

Hardships	Waived	Waived	Waived	N/A	N/A

Qualified	Waived	Waived	Waived	N/A	N/A
Domestic
Relations Orders

Termination of	Waived	Waived	Waived	N/A	N/A
Employment
Before Normal
Retirement Age

Return of Excess	Waived	Waived	Waived	Waived	N/A

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R1 SHARES

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Class R1 shares are available only to retirement plans, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs and SIMPLE IRAs where the shares are held on the books of the Fund through investment only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

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SPECIAL REDEMPTIONS

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Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.

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ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be for Class I shares.

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Under certain circumstances, an investor who purchases Class I Shares in the Fund pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by the Fund may be afforded an opportunity to make a conversion of Class A Shares owned by the investor in the same Fund to Class I Shares of that Fund. Conversion of Class A Shares to Class I Shares of the same Fund in these particular circumstances does not cause the investor to realize taxable gain or loss. See “ Tax Status” for information regarding taxation upon the redemption or exchange of shares of the Fund.

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Investors may exchange Class R1 shares for Class R1 shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R1 shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be for Class R1 shares.

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Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

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If a retirement plan exchanges the plan’s Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

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An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “ Tax Status”.

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Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder’s cost, which may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

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Monthly Automatic Accumulation Program (“MAAP”). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions: The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

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A redemption or exchange of shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption “ Tax Status”.

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Retirement plans participating in Merrill Lynch or Princeton Retirement Group Inc.’s servicing programs. Class A shares are available at net asset value for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

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For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

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Section 403(b) (7) custodial accounts. Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations imposed certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

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Due to these Regulations :

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1) The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

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2) The funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

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3) The funds require certain signed disclosure documentation in the event:

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  You established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and
  You direct the fund on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the fund).

In the event that the fund does not receive the required documentation, and you nonetheless direct the fund to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

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Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or the Distributor.

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DESCRIPTION OF THE FUND’S SHARES

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The Board is responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have not authorized any additional series of the Trust, other than the Fund, although they may do so in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have authorized the issuance of five classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R1.

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The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Fund no longer issues share certificates. Shares are electronically recorded.

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Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A and Class R1 shares and Class R1 shares will pay higher distribution and service fees than Class A shares; and (iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the IRS imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

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In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

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Unless otherwise required by the 1940Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less

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than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, the Fund shall not be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

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The Fund reserves the right to reject any application which conflicts with the Fund’s internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

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Shares of the Fund may generally be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.

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SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

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Class A shares of the Fund are sold with a maximum initial sales charge of 4.50%. Classes B and C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Classes I and R1 shares of the Fund are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of the Fund, using the Fund’s relevant NAV as of May 31, 2008.

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	NAV and redemption	Maximum sales charge	Maximum
	Price Per Class A	(4.50% of offering price)	offering price to
Fund	Share		public[1]
Bond Fund	$14.31	$0.67	$14.98

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NAV, Offering Price and Redemption Price per Share
Fund	Class B2	Class C2	Class I	Class R1

Bond Fund	$ 14.31	$ 14.31	$ 14.31	$ 14.38

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1 NAV ÷ 95.5%.

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2 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

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TAX STATUS

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The Fund is treated as a separate entity for accounting and tax purposes, has qualified as a “regulated investment company” under Subchapter M of the Code, and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

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The Fund will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (or not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements. Distributions from the Fund’s current or accumulated earnings and profits (“E&P”) will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund’s “investment company taxable income”, they will be taxable as ordinary income; and if they are paid from the Fund’s “net capital gain”, they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

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Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor’s federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment. The amount of the Fund’s net realized capital gains, if any, in any given year will vary depending upon the Adviser’s current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in option, futures or forward transactions that will generate capital gains or to enter into options or futures transactions. At the time of an investor’s purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder ordinarily will realize a taxable gain or loss depending upon the amount of the proceeds and the investor’s basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within ninety (90) days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired.

Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

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Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years’ capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund’s taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of this excess and his pro rata share of these taxes.

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For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has $31,001,431 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from 2009 through 2015.

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Only a small portion, if any, of the distributions from the Fund may qualify for the dividends-received deduction for corporations, subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

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If the Fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

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Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to the Fund’s investments in certain foreign securities, if any. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of the Fund’s assets at the close of any taxable year will generally not consist of stocks or securities of foreign corporations, the Fund will generally be unable to pass through such taxes to its shareholders, who will therefore generally not be entitled to any foreign tax credit or deduction with respect to their investment in the Fund. The Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

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The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options , futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash.. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

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A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

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The Fund will be required to report to the IRS all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

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The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

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The Fund may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

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Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, some of the Fund’s losses on its transactions involving options and futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may thereafter affect the amount, timing and character of the Fund’s distributions to shareholders. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

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The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

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Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty), on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Fund.

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The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

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BROKERAGE ALLOCATION

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Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser or Sub-Adviser’s investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund’s trading practices and investments are reviewed periodically by the Sub-Adviser’s Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Sub-Adviser and quarterly by the officers of the Adviser and the Independent Trustees .

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Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a “spread”. Investments in debt securities are generally traded on a “net” basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

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The Fund’s primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund’s trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of the Fund. The Adviser and Sub-Adviser have implemented policies and procedures (approved by the Board) reasonably designed to ensure that the Fund’s selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

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Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Exchange Act , the Fund may pay to a broker that provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. “Commissions”, as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

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The term “brokerage and research services” includes research services received from broker-dealers which supplement the Adviser’s or Sub-Adviser’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser’s or Sub-Adviser’s personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser’s or Sub-Adviser’s staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser and Sub-Adviser’s clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser’s research and analysis and that they improve the quality of the Adviser and Sub-Adviser’s investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser or Sub-Adviser’s other clients.

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In effecting portfolio transactions on behalf of the Fund and the Adviser’s other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or “step-out” a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser “stepped-out” would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

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While the Adviser and/or the Sub-Adviser will be primarily responsible for the allocation of the Fund’s brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended May 31, 2006, 2007 and 2008, the Fund paid negotiated brokerage commissions of $ 10,710, $17,283 and $13,195, respectively.

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Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Sub-Adviser (“Affiliated Brokers”). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or sub-adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

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The Adviser’s indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator” or an “Affiliated Broker”). The Adviser’s indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC ( Manulife Financial Securities, LLC) (“JH Distributors” or “Affiliated Broker”).

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Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

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John Hancock Signature Services, Inc., P. O. Box 9510, Portsmouth, NH 03802-5291, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund.

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The Fund pays Signature Services monthly a fee which is based on an annual rate of $17.50 for each shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.015% of average daily net assets attributable to the Fund. The Fund also pays certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative NAVs.

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Prior to June 1, 2008, the Fund paid Signature Services monthly a fee which was based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account, $16.00 for each Class R1 shareholder account and $15.00 for each Class I shareholder account plus certain out-of-pocket expenses. The Fund also paid Signature Services monthly a fee which was based on an annual rate of 0.015% of average daily net assets attributable to Class A, Class B and Class C shares, 0.04% of average daily net assets attributable to Class I and 0.05% for Class R1 shares .

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Prior to June 1, 2007, the Fund paid Signature Services monthly a fee which was based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account and $16.00 for each Class R1 shareholder account plus certain out-of-pocket expenses. The Fund also paid Signature Services monthly a fee which was based on an annual rate of 0.015% of average daily net assets attributable to Class A, Class B and Class C shares and 0.05% of average daily net assets attributable to Class R1 and Class I shares.

Prior to January 1, 2006, the Fund paid Signature Services monthly a fee which was based on an annual rate of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account and $18.50 for each class C shareholder account and $20.00 for each Class R1 shareholder account plus certain out-of-pocket expenses. The Fund also paid Signature Services monthly a fee of 0.015% of average daily net assets for Class A, Class B, and Class C shares. Prior to May 1, 2006, the Fund paid Signature Services monthly a fee of 0.015% of average daily net assets for Class R1 shares. The Fund also paid Signature Services monthly a fee of 0.015% of average daily net assets for Class I shares.

For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

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Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York Mellon, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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The independent registered public accounting firm of the Fund is PricewaterhouseCoopers, LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers, LLP audits and renders an opinion on the Fund’s annual financial statements and reviews the Fund’s annual federal income tax return.

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LEGAL AND REGULATORY MATTERS

On June 25, 2007, John Hancock Advisers, LLC (the “Adviser”) and John Hancock Funds, LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund’s risk profile is largely defined by the fund’s principal securities and investment practices. You may find the most concise description of the fund’s risk profile in the prospectus.

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A fund is permitted to utilize - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the “Investment Objectives and Policies” and “Investment Restrictions” sections of this SAI for a description of this Fund’s investment policies. The fund follows certain policies that may reduce these risks.

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As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

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Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, Brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

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Currency risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.(e.g. mortgage-backed securities and structured securities).

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Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, Brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

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Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
  Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk. The risk that a strategy used by a fund’s management may fail to produce the intended result. Common to all mutual funds.

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Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, Brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

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Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

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Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., Brady bonds and foreign debt securities).

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Prepayment risk. The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

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APPENDIX B DESCRIPTION OF BOND RATINGS

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The ratings of Moody’s and S&P represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

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MOODY’S

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Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk. Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk. Baa: Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated ‘Ba’ are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated ‘B’ are considered speculative elements and are subject to high credit risk. Caa: Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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S&P

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AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

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D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

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FITCH INVESTORS SERVICE (“Fitch”) Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB: Good credit quality. ‘B’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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Speculative Grade

BB: Speculative.
·	‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.
·	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
·	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’
(outstanding).

CCC:
·	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
·	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted
by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC:
·	For issuers and performing obligations, default of some kind appears probable.
·	For individual obligations, may indicate distressed or defaulted obligations with Recovery
Raging of ‘R4’ (average) or ‘R5’ (below average).

C:
·	For issuers and performing obligations, default is imminent.
·	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD:
·	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D:
·	Indicates an entity or sovereign that has defaulted on all of its financial obligations.
Default generally is defined as one of the following:

  failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
  the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or
  the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or CCC-C categories. Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MOODY’S

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers: P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR’S

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Commercial Paper: An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

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A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

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A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

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D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

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Dual Ratings – S&P assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.

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The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

Other Considerations - The ratings of S&P, Moody’s, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS MOODY’S

Short-Term Debt Ratings: There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels ‘MIG 1’ through ‘MIG 3’. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2: This designation denotes strong credit quality. although not as large as in the preceding group.  Margins of protection are ample,

MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

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S&P

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Short-Term Issue: A S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

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  Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
  Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
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SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

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APPENDIX C PROXY VOTING SUMMARY OF THE ADVISER, THE JOHN HANCOCK FUNDS AND THE SUB-ADVISER

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JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC & JOHN HANCOCK ADVISERS, LLC PROXY VOTING POLICIES AND PROCEDURES

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General

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John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).

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Fiduciary Duty

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The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

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Voting of Proxies

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The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

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When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

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· The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

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· Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

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· The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

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· As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

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· The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

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Material Conflicts of Interest

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In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.

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If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

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Voting Proxies of Underlying Funds of a Fund of Funds

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The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

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Proxy Voting Committee(s)

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The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.

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Records Retention

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The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:

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i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

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iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.

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Reporting to Fund Boards

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The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.

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The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.

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If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.

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In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

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Adopted: December 2007

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JOHN HANCOCK FUNDS

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PROXY VOTING POLICIES AND PROCEDURES

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POLICY: General

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The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.

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Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and NYSE Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

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Delegation of Proxy Voting Responsibilities

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It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

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Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from

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time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.

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The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

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Voting Proxies of Underlying Funds of a Fund of Funds

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A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

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With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)( G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

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B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

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In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

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1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

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In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

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2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

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a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

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In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

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b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

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In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.

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Material Conflicts of Interest

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If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

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If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party

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, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

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Securities Lending Program

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Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

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Disclosure of Proxy Voting Policies and Procedures in the Trust’s SAI (“SAI”)

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The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

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Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

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The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and NYSE Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

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Filing of Proxy Voting Record on Form N-PX

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The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

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PROCEDURES:

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Review of Subadvisers’ Proxy Voting

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The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

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Consistent with this delegation, each subadviser is responsible for the following:

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1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s

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annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

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Adviser Responsibilities

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The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

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The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

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1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

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Proxy Voting Service Responsibilities

Aggregation of Votes:

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The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

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Reporting:

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The proxy voting service’s proxy disclosure system will provide the following reporting features:

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1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.

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Form N-PX Preparation and Filing:

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The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

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Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:

John Hancock Trust	September 28, 2007	March 26, 2008

John Hancock Funds II	September 28, 2007	March 26, 2008

John Hancock Funds III	September 11, 2007	June 10, 2008

John Hancock Bond Trust	September 11, 2007	June 10, 2008

John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008

John Hancock Capital Series	September 11, 2007	June 10, 2008

John Hancock Current Interest	September 11, 2007	June 10, 2008

John Hancock Equity Trust	September 11, 2007	June 10, 2008

John Hancock Investment Trust	September 11, 2007	June 10, 2008

John Hancock Investment Trust II	September 11, 2007	June 10, 2008

John Hancock Investment Trust III	September 11, 2007	June 10, 2008

John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008

John Hancock Series Trust	September 11, 2007	June 10, 2008

John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008

John Hancock Strategic Series	September 11, 2007	June 10, 2008

John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008

John Hancock World Fund	September 11, 2007	June 10, 2008

John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008

John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008

John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008

John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008

John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008

John Hancock Income Securities Trust	September 11, 2007	June 10, 2008

John Hancock Investors Trust	September 11, 2007	June 10, 2008

John Hancock Tax-Advantaged Dividend Income	September 11, 2007	June 10, 2008
Fund

John Hancock Tax-Advantaged Global Shareholder	September 11, 2007	June 10, 2008
Yield Fund

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MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”)

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Proxy Voting Summary

We believe in placing our clients’ interests first. Once we invest, we monitor all our clients’ holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients’ investments.

Currently, MFC Global (U.S.) manages open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, MFC Global (U.S.) makes the final decision as to how to vote our clients’ proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, MFC Global (U.S.) will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how MFC Global (U.S.) votes proxies. MFC Global (U.S.)’s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

MFC Global (U.S.) has hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee’s qualifications. We will support management’s ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term. In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders’ interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor’s qualifications.

We will vote for management proposals to ratify the board’s selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants.

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders’ right to: call a special meeting and to eliminate a shareholders’ right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders’ interests.

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We will vote against the adoption or amendment of a stock option plan if:
·	the compensation committee is not fully independent;
·	plan dilution is more than 10% of outstanding common stock;
·	company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;
·	the option is not premium priced or indexed, or does not vest based on future performance.

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
·	the plan allows stock to be purchased at less than 85% of fair market value;
·	this plan dilutes outstanding common equity greater than 10%;
·	all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;
·	the potential dilution from all company plans is more than 85%.

With respect to director stock incentive/option plans, we will vote against management if:
·	the minimum vesting period for options or time lapsing restricted stock is les than one year;
·	the potential dilution for all company plans is more than 85%.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
·	change the company name;
·	approve other business;
·	adjourn meetings;
·	make technical amendments to the by-laws or charters;
·	approve financial statements;
·	approve an employment agreement or contract.

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Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company’s proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:· calling for shareholder ratification of auditors;· calling for auditors to attend annual meetings;· seeking to increase board independence;· requiring minimum stock ownership by directors;· seeking to create a nominating committee or to increase the independence of the nominating committee;· seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

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MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”)

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Proxy Voting Procedures

The role of the proxy voting service

MFC Global (U.S.) has hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm’s investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm’s Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds’ investment adviser. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with MFC Global (U.S.)’s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund’s board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D

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FINANCIAL STATEMENTS

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The financial statements listed below are included in the Fund’s 2008 Annual Report to Shareholders for the year ended May 31, 2008 (filed electronically July 30, 2008, accession number 0001010521-08-000299) and are included in and incorporated by reference into Part B of this registration statement of John Hancock Sovereign Bond Fund (files nos. 811-2402 and 2-48925).

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John Hancock Sovereign Bond Fund John Hancock Bond Fund

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Statement of Assets and Liabilities as of May 31, 2008.
Statement of Operations for the fiscal year ended May 31, 2008.
Statement of Changes in Net Assets for each of the periods indicated therein.
Financial Highlights for each of the periods indicated therein.
Schedule of Investments as of May 31, 2008.
Notes to Financial Statements.
Report to Report of Independent Registered Public Accounting Firm.

                                                                                                             D-1

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JOHN HANCOCK SOVEREIGN BOND TRUST

PART C OTHER INFORMATION

Item 23. Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25. Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06. Indemnity."

1.01 Indemnification and Exculpation.

(a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company

1

or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

(b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or

Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

(c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

(d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

(e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the

2

Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

(f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

(g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26. Business and Other Connections of Investment Advisers.

See “Fund Details” in the Prospectuses and “Investment Advisory and Other Services” in the Statement of Additional Information for information regarding the business of the Adviser and the Subadviser. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and the Subadviser, reference is made to the respective Form ADV, as amended, (801-8124) filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

Item 27. Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Municipal Securities Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Equity Trust, John Hancock Investment Trust III, John Hancock Funds II and John Hancock Funds III.

(b) The following table lists, for each director and officer of John Hancock Funds, LLC, the information indicated.

Name and Principal	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Registrant

3

James R. Boyle	Chairman and Director	Trustee
601 Congress Street
Boston, Massachusetts

Keith F. Hartstein	Director, President and Chief	President and Chief Executive
601 Congress Street	Executive Officer	Officer
Boston, Massachusetts

John G. Vrysen	Director, Executive Vice	Chief Operating Officer
601 Congress Street	President and Chief Operating
Boston, Massachusetts	Officer

Charles A. Rizzo	None	Chief Financial Officer
601 Congress Street
Boston, Massachusetts

Arthur E. Creel	Senior Vice President	None
601 Congress Street
Boston, Massachusetts

Bruce R. Speca	None	Senior Vice President,
601 Congress Street		Investments
Boston, Massachusetts

Andrew G. Arnott	Senior Vice President	Vice President
601 Congress St.
Boston, Massachusetts

Carey Hoch	Senior Vice President	None
601 Congress
Boston, Massachusetts

Robert M. Boyda	None	Vice President, Investments
601 Congress St.
Boston, Massachusetts

John J. Danello	Vice President and	Vice President, Law
601 Congress Street	Chief Legal Officer
Boston, Massachusetts

Steven E. Medina	None	Vice President, Investments
601 Congress Street
Boston, Massachusetts

Thomas M. Kinzler	Secretary	Secretary and Chief Legal

4

601 Congress Street		Officer
Boston, Massachusetts

Jeffrey H. Long	Chief Financial Officer	None
601 Congress St.
Boston, Massachusetts

Howard Cronson	Vice President and	None
601 Congress Street	Assistant Treasurer
Boston, Massachusetts

Peter Levitt	Treasurer	None
200 Bloor Street
Toronto, Ontario

Gordon M. Shone	None	Treasurer
601 Congress Street.
Boston, Massachusetts

Michael J. Mahoney	Chief Compliance Officer	None
601 Congress Street
Boston, Massachusetts

Frank V. Knox	None	Chief Compliance Officer
601 Congress Street
Boston, Massachusetts

(c) None. Item 28. Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 601 Congress Street, Boston Massachusetts 02210-2805 and by MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC) at its principal executive offices at 101 Huntington Avenue, Boston, MA 02199. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

(a) Not applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 25th day of September, 2008.

JOHN HANCOCK SOVEREIGN BOND

By: *

Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and	*
Keith F. Hartstein	Chief Executive Officer

*
*	Chief Operating Officer
John G. Vrysen

/s/Gordon M. Shone	Treasurer	September 25 , 2008
Gordon M. Shone

*	Trustee	*
James R. Boyle

*	Chairman and Trustee	*
James F. Carlin

*	Trustee	*
William H. Cunningham

*	Trustee	*
Charles L. Ladner

*	Trustee	*
Stanley Martin

*	Trustee	*
John A. Moore

*	Trustee	*
Patti McGill Peterson

*	Trustee	*
Steven R. Pruchansky

*By:

/s/Alfred P. Ouellette		September 25, 2008
Alfred P. Ouellette
Attorney-in-Fact, under
Power of Attorney dated
September 9, 2008

6

OPEN END FUNDS:	1933 Act Number	1940 Act Number

John Hancock Bond Trust	2-66906	811-3006

John Hancock California Tax-Free Income Fund	33-31675	811-5979

John Hancock Capital Series	2-29502	811-1677

John Hancock Current Interest	2-50931	811-2485

John Hancock Equity Trust	2-92548	811-4079

John Hancock Investment Trust	2-10156	811-0560

John Hancock Investment Trust II	2-90305	811-3999

John Hancock Investment Trust III	33-4559	811-4630

John Hancock Municipal Securities Trust	33-32246	811-5968

John Hancock Series Trust	2-75807	811-3392

John Hancock Sovereign Bond Fund	2-48925	811-2402

John Hancock Strategic Series	33-5186	811-4651

John Hancock Tax-Exempt Series Trust	33-12947	811-5079

John Hancock World Fund	33-10722	811-4932

JOHN HANCOCK FUNDS POWER OF ATTORNEY

     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, BETSY ANNE SEEL, ALFRED P. OUELLETTE, GEORGE M. BOYD, DAVID D. BARR and KINGA KAPUSCINSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

7

IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 9th day of September, 2008.

/s/ James R. Boyle	/s/ Patti McGill Peterson
James R. Boyle, as Trustee	Patti McGill Peterson, as Trustee

/s/ James F. Carlin	/s/ Steven R. Pruchansky
James F. Carlin, as Trustee	Steven R. Pruchansky, as Trustee

/s/ William H. Cunningham	/s/ Stanley Martin
William H. Cunningham, as Trustee	Stanley Martin, as Trustee

/s/ Charles L. Ladner	/s/ John G. Vrysen
Charles L. Ladner, as Trustee	John G. Vrysen, as Chief Operating Officer

/s/ John A. Moore	/s/ Charles A. Rizzo
John A. Moore, as Trustee	Charles A. Rizzo, as Chief Financial Officer

/s/ Keith F. Hartstein
Keith F. Hartstein, as President and Chief Executive Officer

8

John Hancock Sovereign Bond Fund (File no. 2-48925) INDEX TO EXHIBITS

99.(a)	Amended and Restated Declaration of Trust of John Hancock Sovereign
Bond Fund dated March 8, 2005.### #

99.(a). 1	Amendment to Declaration of Trust, effective July 1, 2005, regarding change of address of principal place of business.### ##
99.(b)	By Laws. Amended and Restated By-Laws dated March 8, 2005.### #
99.(c)	Instruments Defining Rights of Security Holders, see Exhibit 99.(a)
and 99.(b).
99.(d)	Investment Advisory Contracts. Investment Advisory Agreement between
John Hancock Advisers, Inc. and the Registrant dated January 1, 1994.*
99.(d).1	Sub-Advisory Agreement dated December 31, 2005 between
the Registrant, John Hancock Advisers, LLC and Sovereign Asset Management LLC.### ##
99.(e)	Underwriting Contracts. Distribution Agreement between John Hancock
Broker Distribution Services, Inc. and the Registrant dated August 1, 1991.*
99.(e).1	Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc.
and Selected Dealers. ###
99.(e).2	Form of Financial Institution Sales and Service Agreement between John Hancock Funds, Inc.
and the John Hancock Funds.*
99.(f)	Bonus or Profit Sharing Contracts. Not Applicable.
99.(g)	Custodian Agreement between John Hancock Mutual Funds and Bank of New
York dated September 10, 2001.#
99.(h)	Other Material Contracts. Master Transfer Agency and Service Agreement
between John Hancock Funds and the John Hancock Signature Services, Inc. dated June 1, 2007.### ### #
99.(h).1	Amendment, dated June 1, 2008, to the Master Transfer Agency and Service
Agreement dated June 1, 2007 between each investment company advised by
John Hancock Advisers, LLC and John Hancock Signature Services, Inc. +
99.(h).2	Accounting and Legal Services Agreement between John Hancock Advisers, Inc. and Registrant as of
January 1, 1996.**
99.(h).3	Service Agreement between John Hancock Bond Fund (Class A Shares) and
Charles Schwab & Co., Inc. Dated January 24, 2000.*****
99.(h).4	Amendment dated March 8, 2005 effective April 1, 2005 to the
Accounting and Legal Services Agreement .### ##
99.(i)	Legal Opinion.+
99.(j)	Other Opinions. Auditor’s Consent.+
99.(k)	Omitted Financial Statements. Not Applicable.

9

99.(l)	Initial Capital Agreements. Not Applicable.

99.(m)	Rule 12b-1 Plans. Amended and Restated Distribution as of May 1, 1995
Class A and Class B Shares.***

99.(m).1 Rule 12b-1 Plans. Amended and Restated Distribution as Of October 1, 1998 Class C Shares.****

99.(m).2 Class R Shares Distribution Plan between Registrant and John Hancock Funds, LLC dated August 1, 2003. ##

99.(m).3 Class R Shares Service Plan between Registrant and John Hancock Funds, LLC dated August 1, 2003.##

99.(n)	John Hancock Funds Class A, Class B, Class C , Class I and Class R shares Amended and Restated
Multiple Class Plan pursuant to Rule 18f-3.### #

99.(p)	Code of Ethics. John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC, John Hancock Funds, LLC, John Hancock Distributors, LLC, and each open-end and closed-
end fund advised by a John Hancock adviser dated January 1, 2008. +

99.(p). 1 Code of Ethics for the Independent Directors/Trustees of the
John Hancock Funds dated December 6, 2005.### ##

99.(p). 2 Code of Ethics. Subadviser: MFC Global Investment Management (U.S.), LLC,
dated March 1, 2008. +

*	Previously filed electronically with post-effective amendment number
39 (file nos. 811-2402 and 2-48925) on April 26, 1995, accession number 0000950146-95-000178.

**	Previously filed electronically with post-effective amendment number
40 (file nos. 811-2402 and 2-48925) on April 29, 1996, accession number
0001010521-96-000046.

***	Previously filed electronically with post-effective amendment number
45 (file nos. 811-2402 and 2-48925) on July 16, 1998, accession number 0001010521-98-000293.

****	Previously filed electronically with post-effective amendment number
46 (file nos. 811-2402 and 2-48925) on September 28, 1998, accession number 0001010521-98-000334.

*****	Previously filed electronically with post-effective amendment number
49 (file nos. 811-2402 and 2-48925) on September 25, 2000, accession number 0001010521-00-000426.

#	Previously filed electronically with post-effective amendment number
52 (file nos. 811-2402 and 2-48925) on October 25, 2001, accession number
0001010521-01-000237.

##	Previously filed electronically with post-effective amendment number
54 (file nos. 811-2402 and 2-248925) on August 5, 2003, accession number
0001010521-03-000257.

####	Previously filed electronically with post-effective amendment number
57 (file nos. 811-2402 and 2-48924) on September 29, 2004, accession number 0001010521-04-000222.

#####	Previously filed electronically with post-effective amendment number
58 (file nos. 811-2402 and 2-48924) on September 14, 2005, accession number 0001010521-05-000406.

###### Previously filed electronically with post-effective amendment number

10

59 (file nos. 811-2402 and 2-48924) on September 27, 2006, accession number 0001010521-06-000828.

### ### # Previously filed electronically with post-effective amendment number
61 (file nos. 811-2402 and 2-48924) on September 25, 2007, accession number 0001010521-07-000661.

+	Filed herewith.

11